As filed with the Securities and Exchange Commission on July 2, 1999.
                                                   1933 Act File No. 33-56672
                                                   1940 Act File No. 811-7418

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                 Pre-Effective Amendment No.                      [ ]
                 Post-Effective Amendment No.  16                 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 18

                          LEGG MASON GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

                                     ARTHUR C. DELIBERT, ESQ.
MARIE K. KARPINSKI                   Kirkpatrick & Lockhart LLP
100 Light Street                     1800 Massachusetts Ave., N.W.
Baltimore, Maryland 21202            Second Floor
(Name and Address of                 Washington, D.C. 20036-1800
  Agent for Service)


It is proposed that this filing will become effective:

[ ]  immediately  upon  filing  pursuant  to Rule  485(b)
[ ] on  ______________ pursuant to Rule 485(b)
[ ] 60 days after filing  pursuant to Rule 485(a)(i)
[ ] on _____  pursuant to Rule 485(a)(i)
[X] 75 days after filing pursuant to
    Rule 485(a)(ii)
[ ] on , 1999 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Legg Mason Global Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheet


Legg Mason Global Income Trust - Class A and Primary Shares
Legg Mason Emerging Markets Trust -- Class A and Primary Shares
Legg Mason Europe Fund - Class A and Primary Shares
Part A - Prospectus

Navigator Global Income Trust
Navigator Emerging Markets Trust
Navigator Europe Fund
Part A - Prospectus

Legg Mason Global Income Trust
Legg Mason International Equity Trust
Legg Mason Emerging Markets Trust
Legg Mason Europe Fund
(Class A Shares, Primary Shares and Navigator Shares)
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          Legg Mason Global Trust, Inc.
                         Form N-lA Cross Reference Sheet

PART A. ITEM NUMBER -                           CLASS A AND PRIMARY SHARES
PRIMARY SHARES PROSPECTUS                       PROSPECTUS CAPTION

1.  Front and Back Cover Pages                  Same
2.  Risk/Return Summary: Investments,           Investment Objectives;
    Principal Risks;
    Risks and Performance                       Performance
3.  Risk/Return Summary: Fee Table              Fees and Expenses of
    the Funds
    Investment Objectives, Principal            Investment Objectives;
    Principal Risks
4.  Investment Strategies, and Related Risks
5.  Management's Discussion of Fund             Not Applicable
    Performance
6.  Management, Organization and                Management
    Capital Structure
7.  Shareholder Information                     How to Invest; How to Sell
    Your Shares;                                Account Policies; Services for
                                                Investors;
                                                Dividends and Taxes
8.  Distribution Arrangements                   Management; How to Invest
9.  Financial Highlights Information            Financial Highlights

PART A. ITEM NUMBER -                           NAVIGATOR SHARES PROSPECTUS
NAVIGATOR SHARES PROSPECTUS                     CAPTION

1.  Front and Back Cover Pages                  Same
2.  Risk/Return Summary:  Investments,          Investment Objectives;
    Principal Risks; Risks and Performance      Performance
3.  Risk/Return Summary:  Fee Table             Fees and Expenses of
    the Funds
4.  Investment Objectives, Principal            Investment Objectives;
    Principal Risks
   Investment Strategies, and Related Risks
5.  Management's Discussion of Fund             Not Applicable
    Performance
6.  Management, Organization and                Management
    Capital Structure
7.  Shareholder Information                     How to Invest; How to Sell
    Your Shares;                                Account Policies; Services for
                                                Investors;
                                                Dividends and Taxes
8.  Distribution Arrangements                   Management
9.  Financial Highlights Information            Financial Highlights

PART B.  ITEM NUMBER                            STATEMENT OF ADDITIONAL
                                                INFORMATION CAPTION

10. Cover Page and Table of Contents            Same
11. Fund History                                Description of the Funds
12. Description of the Fund and Its             Description of the Funds;
    Investments and Risks                       Fund Policies;
13. Management of the Fund                      Investment Strategies and Risks
14. Control Persons and Principal Holders       Management of the Funds
    of Securities
15. Investment Advisory and Other Services      Management Agreement; Investment
                                                Advisory Agreement; the Funds'
                                                Distributor
16. Brokerage Allocation and Other Practices    Portfolio Transactions and
                                                Brokerage

17. Capital Stock and Other Securities          Capital Stock
    Information
18. Purchase, Redemption, and Pricing of        Additional Purchase and
    Shares Redemption
                                                Information; Valuation of Fund
                                                Shares
19. Taxation of the Fund                        Additional Tax Information;
    Tax Deferred                                Retirement Plans
20. Underwriters                                The Funds' Distributor
21. Calculation of Performance Data             Performance Information
22. Financial Statements                        Financial Statements



Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Legg Mason Global Trust, Inc.:
        Legg Mason Global Income Trust
        Legg Mason Emerging Markets Trust
        Legg Mason Europe Fund



               PRIMARY CLASS AND CLASS A PROSPECTUS       September __, 1999
               logo




               HOW TO INVEST(SM)



As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:

xx    Investment objectives

xx    Principal Risks

xx    Performance

xx    Fees and expenses of the funds

xx    Management


About your investment:

xx    How to invest

xx    How to sell your shares

xx    Account policies

xx    Services for investors

xx    Dividends and taxes

xx    Financial highlights

[icon] INVESTMENT OBJECTIVES


GLOBAL INCOME TRUST


INVESTMENT OBJECTIVE: capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests at least 75% of its total assets in fixed income securities rated investment grade by Moody's Investor's Service, Inc. or Standard & Poor's or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality. The types of fixed income securities in which the fund may invest include:

     o   U.S. and foreign investment-grade corporate securities
     o U.S. and foreign high-yielding corporate securities (including those commonly known as "junk bonds")
     o   sovereign debt obligations of developed nations
     o   sovereign debt obligations of emerging market countries
     o   mortgage-related and asset-backed securities

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest, and the average maturity of the fund's portfolio, may be of any maturity. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the advisor to be of comparable quality.


Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

Up to 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The adviser has a number of proprietary tools which attempt to define the inter-relationship between bond markets, sectors and maturities. Target ranges and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "sector rotation," which may result in high portfolio turnover.

The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements. The fund may not achieve its investment objective when so invested.

EMERGING MARKETS TRUST

INVESTMENT OBJECTIVE:  long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

Batterymarch Financial Management, Inc., the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser focuses on higher-quality, dominant emerging markets companies which the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade. The fund may not achieve its investment objective when so invested.


LEGG MASON EUROPE FUND

INVESTMENT OBJECTIVE:  long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

Lombard Odier International Portfolio Management, Limited, the fund's sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that it selects as offering above-average potential for capital appreciation. Such securities include common stocks, preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

Securities in the fund's portfolio may be sold when they attain certain price targets or when better opportunities arise. Sell decisions also are affected by the level of subscriptions and redemptions of shares of the fund. The sub-adviser's investment technique may result in high portfolio turnover.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

[icon] PRINCIPAL RISKS

IN GENERAL -


As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. The principal risks of investing in the funds are described below.

MARKET RISK -

Emerging Markets Trust and Europe Fund invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

FOREIGN SECURITIES RISK -

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.


Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.


Purchases of foreign securities are usually made in foreign currencies and, as a result, the funds may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


EMERGING MARKETS RISK -

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.


Because Global Income and Emerging Markets Trust may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

CURRENCY RISK -

Because Global Income and Emerging Markets Trust each invests significantly in securities denominated in foreign currencies, its value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.


The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

On January 1, 1999, the conversion of European currencies into the Euro began and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

CONCENTRATION AND NON-DIVERSIFICATION -


Europe Fund invests primarily in securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the EMU countries.

Global Income is a non-diversified fund. The percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.


RISKS OF FIXED-INCOME SECURITIES -

Global Income invests substantially all of its assets in fixed-income securities. Europe Fund may invest up to 35% of its total assets in fixed-income securities. Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

INTEREST RATE RISK -

Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK -

Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's considers debt securities rated in the lowest investment grade category
(Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

CALL RISK -

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

INVESTMENT MODELS -

The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

YEAR 2000


Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with the operations of each fund, its adviser, distributor or sub-adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities than for other securities in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problems will not directly affect the systems used by major service providers.


Whether these steps will be effective can only be known for certain in the year 2000.

PORTFOLIO TURNOVER -


Global Income and Europe Fund each may have an annual portfolio turnover rate significantly in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[icon] PERFORMANCE


Each fund has two authorized classes of shares: Primary Class and Navigator Class; Europe Fund has an additional authorized class of shares: Class A. The information provided below for Europe Fund is primarily for Class A which is the class with the longest history. Its expenses generally are slightly lower, and its performance higher than Primary Class shares. Each class is subject to different expenses and a different sales charge structure. Navigator Class shares are offered through a separate prospectus only to certain investors. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. Sales charges have not been deducted from total returns (in the bar chart) for Class A shares. Returns would have been lower had these charges been deducted.


                         GLOBAL INCOME - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

24%

21%
                        20.80
18%

15%

12%                                            11.60

9%                              8.22

6%

3%

0%
                -1.40                   -1.69
-3%

                1994    1995    1996    1997   1998


DURING THE LAST FIVE CALENDAR YEARS:


---------------------- ------------------------------- -------------------------
                               QUARTER ENDED                    TOTAL RETURN
---------------------- ------------------------------- -------------------------
Best quarter:                  March 31, 1995                      +7.86%
---------------------- ------------------------------- -------------------------
Worst quarter:                 March 31, 1997                      -3.28%
---------------------- ------------------------------- -------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers World Government Bond Index.

-------------------------------- --------------- ---------------- --------------
                                     1 Year          5 Years      Life of Class
-------------------------------- --------------- ---------------- --------------
Global Income                       +11.50%          +7.16%         +7.45% (a)
-------------------------------- --------------- ---------------- --------------
Salomon Brothers World              +15.31%          +7.85%         +7.87% (b)
Government Bond Index
-------------------------------- --------------- ---------------- --------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.


(a)     April 15, 1993 (commencement of operations) to December 31, 1998.
(b)     For the period April 30, 1993 to December 31, 1998.


                        EMERGING MARKETS - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

5%

0%

-5%
                -6.18
-10%

-15%

-20%

-25%

-30%                    -29.34

                1997    1998


DURING THE LAST TWO CALENDAR YEARS:


------------------------- ------------------------------- ----------------------
                                  QUARTER ENDED                  TOTAL RETURN
------------------------- ------------------------------- ----------------------
Best quarter:                   December 31, 1998                  +16.19%
------------------------- ------------------------------- ----------------------
Worst quarter:                  September 30, 1998                 -28.18%
------------------------- ------------------------------- ----------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.

----------------------------------- ----------------- ----------------
                                         1 Year        Life of Class
----------------------------------- ----------------- ----------------
Emerging Markets Trust                  -29.34%         -12.89% (a)
----------------------------------- ----------------- ----------------
MSCI EM Free Index                      -25.34%         -16.07% (b)
----------------------------------- ----------------- ----------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a)     May 28, 1996 (commencement of operations) to December 31, 1998.
(b)     For the period May 31, 1996 to December 31, 1998.



                          EUROPE FUND -- CLASS A SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

50%

40%                                                                               41.85

30%                                    29.91                     31.53

20%                                                     19.90            17.52
        12.47
10%                     7.07

0%
                                               -4.23
-10%                            -7.17

-20%            -20.56

-30%

        1989    1990    1991    1992   1993    1994     1995     1996    1997     1998


DURING THE PAST TEN YEARS:

--------------------------------- ------------------------------- -------------------------------
                                          QUARTER ENDED                    TOTAL RETURN
--------------------------------- ------------------------------- -------------------------------
Best quarter:                             March 31, 1991                     +25.74%
--------------------------------- ------------------------------- -------------------------------
Worst quarter:                          September 30, 1990                   -20.21%
--------------------------------- ------------------------------- -------------------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this index are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.


------------------------------ --------------- ----------------- --------------- ----------------
                                   1 Year          5 Years          10 Years      Life of Class
------------------------------ --------------- ----------------- --------------- ----------------
Europe Fund Class A               +35.09%          +19.12%          +10.72%        +9.58% (a)
------------------------------ --------------- ----------------- --------------- ----------------
Europe Fund Primary Class         +40.48%            n/a              n/a          +27.13% (b)
------------------------------ --------------- ----------------- --------------- ----------------
MSCI Europe Index                 +28.53%          +19.10%          +15.23%        +14.02% (c)
------------------------------ --------------- ----------------- --------------- ----------------

(a) August 19, 1986  (commencement  of sale of Class A shares) to  December  31,
1998.

(b) July 23, 1997 (commencement of sale of Primary Class shares) to December 31, 1998.
(c) For comparison with Class A, the index's return shown in the table is for the period August 31, 1986 to December 31, 1998. For comparison with Primary Class, the index's return of 22.26% is for the period July 31, 1997 to December 31, 1998.

    These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

[icon] FEES AND EXPENSES OF THE FUNDS


The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. Emerging Markets imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year.


The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------ ----------------------
Emerging Markets Trust redemption fee:             2.00%
------------------------------------------ ----------------------

Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.


                                 CLASS A SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)

---------------------------------------------- ----------------------------
                                                       EUROPE FUND
---------------------------------------------- ----------------------------
Maximum sales charge (load) imposed on
purchases (as a % of offering price ) (a)                 4.75%
---------------------------------------------- ----------------------------
Maximum deferred sales charge (as a % of net
asset value) (b)                                          None
---------------------------------------------- ----------------------------


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)  (d)


--------------------------------------------- -----------------------------
                                                      EUROPE FUND
--------------------------------------------- -----------------------------
Management fees (c)                                      1.00%
--------------------------------------------- -----------------------------
Service (12b-1) fees                                     0.25%
--------------------------------------------- -----------------------------
Other Expenses                                           0.64%
--------------------------------------------- -----------------------------
Total Annual Fund Operating Expenses (c)                 1.89%
--------------------------------------------- -----------------------------
(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Invest."
(b) A contingent  deferred sales charge
("CDSC") of 1% of the net asset value of Class A shares will be imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. See "How to Invest."

(c) Legg Mason Fund Adviser, Inc., as investment adviser to Europe Fund, has voluntarily agreed to waive fees so that expenses of Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.85% of the fund's average daily net assets attributable to Class A shares. This voluntary waiver will continue until May 1, 2000 and may be terminated at any time. With this waiver, management fees and total annual fund operating expenses were 0.92% and 1.81%.
(d) The fees and expenses shown are for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets.

EXAMPLE:

This example helps you compare the cost of investing in Europe Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. This example also assumes that the maximum initial sales charge is deducted at the time of purchase.

------------------------------- --------- ----------- ----------- -----------
                                1 YEAR    3 YEARS     5 YEARS     10 YEARS
------------------------------- --------- ----------- ----------- -----------
Europe Fund                     $658      $1,041      $1,448      $2,582
------------------------------- --------- ----------- ----------- -----------


                              PRIMARY CLASS SHARES

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

--------------------------------------------- ----------------- ----------------- -----------------
Primary Class Shares of:                       GLOBAL INCOME        EMERGING        EUROPE FUND
                                                   TRUST         MARKETS TRUST
--------------------------------------------- ----------------- ----------------- -----------------
Management fees (a)                                0.75%             1.00%             1.00%
--------------------------------------------- ----------------- ----------------- -----------------
Distribution and Service (12b-1) fees              0.75%             1.00%             1.00%
--------------------------------------------- ----------------- ----------------- -----------------
Other Expenses                                     0.37%             0.78%             0.59%
--------------------------------------------- ----------------- ----------------- -----------------
Total Annual Fund Operating Expenses (a)           1.87%             2.78%             2.59%
--------------------------------------------- ----------------- ----------------- -----------------

(a) Legg Mason Fund Adviser, Inc., as manager/investment adviser, has a voluntary agreement to waive fees so that Primary share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of each fund's average daily net assets attributable to Primary Shares as follows: for Global Income, 1.90% indefinitely; for Emerging Markets, 2.50% until May 1, 2000; and for Europe Fund, 2.60% until May 1, 2000. These voluntary waivers may be terminated at any time. With these waivers, management fees and total annual fund operating expenses for the fiscal year ended December 31, 1998 were .72% and 2.50% for Emerging Markets, and 0.92% and 2.51% for Europe Fund.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------- --------- ---------- ---------- -----------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------- --------- ---------- ---------- -----------
Global Income                     $190      $588       $1,011     $2,190
--------------------------------- --------- ---------- ---------- -----------
Emerging Markets                  $486      $862       $1,469     $3,109
--------------------------------- --------- ---------- ---------- -----------
Emerging Markets (assuming no     $281      $862       $1,469     $3,109
redemption)
--------------------------------- --------- ---------- ---------- -----------
Europe Fund                       $262      $806       $1,375     $2,925
--------------------------------- --------- ---------- ---------- -----------

[icon] M A N A G E M E N T


MANAGERS AND INVESTMENT ADVISERS:

LEGG MASON FUND ADVISER, INC., 100 Light Street, Baltimore, Maryland 21202, is the manager of Global Income and Emerging Markets. The manager is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

For its services during the fiscal year ended December 31, 1998, Global Income and Emerging Markets paid the manager 0.75% and 0.72%, respectively, of its average daily nets assets.

Legg Mason Fund Adviser is Europe Fund's investment adviser. The adviser is responsible for the actual investment management of the fund, including making decisions and placing orders to buy, sell or hold a particular security. The adviser has delegated investment advisory functions to a sub-adviser, as described below. Legg Mason Fund Adviser also supervises all aspect of the operations of the fund as administrator.

Prior to September 24, 1999, Bartlett & Co. served as Europe Fund's adviser under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, the fund paid Bartlett & Co. a fee equal to 0.92% of its average net assets.

Legg Mason Fund Adviser acts as manager or adviser to investment companies with aggregate assets of $18.1 billion as of March 31, 1999.

BATTERYMARCH FINANCIAL MANAGEMENT, INC., 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to Emerging Markets. The adviser is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy or sell a particular security. The manager pays Batterymarch a monthly fee of 75% of the fee it receives from Emerging Markets. Fees paid to the adviser are net of any waivers.


Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.5 billion as of March 31, 1999.


WESTERN ASSET MANAGEMENT COMPANY, 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income. The adviser is responsible for the actual investment management of the fund which includes making investment decisions and placing orders to buy or sell a particular security. The manager pays Western Asset a monthly fee of 53 1/3% of the fee it receives from Global Income, net of any waivers.


Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of $49.2 billion as of March 31, 1999.


WESTERN ASSET GLOBAL MANAGEMENT LIMITED, 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Income. The sub-adviser is responsible for providing research, analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset Management Company and Legg Mason Fund Adviser.


For its services and for expenses borne by Western Asset Global under its sub-advisory agreement, the adviser pays the sub-adviser a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. The manager also pays the sub-adviser a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

Western Asset Global renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.3 billion as of March 31, 1999. Western Asset Global has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.


LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard receives a monthly fee from Legg Mason Fund Adviser equal to 60% of the fee actually paid to Legg Mason Fund Adviser by the fund (net of any waivers). Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.


PORTFOLIO MANAGEMENT:


Batterymarch investment teams have been responsible for the day-to-day management of Emerging Markets since its inception.

An investment committee at Western Asset Management company is responsible for the day-to-day management of Global Income.

Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley has been Director and Senior Investment Manager of Lombard Odier since June 1, 1996. Prior thereto, he was an Assistant Director and Senior Fund Manager. He joined Lombard Odier in 1990. Mr. Lovering has been Assistant Director of Lombard Odier since June 1, 1996. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, is the distributor of each fund's shares. Each fund has adopted a plan that allows it to pay distribution fees and/or shareholder service fees for the sale of its shares and for services provided to shareholders. These fees are calculated daily and paid monthly.

Each class of shares bears differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

Under each plan, the funds may pay the distributor an annual fee equal to 0.50% of Global Income's average daily net assets attributable to Primary shares, and 0.75% of Emerging Markets' and Europe Fund's average daily net assets attributable to Primary Shares; and an annual service fee from each fund equal to 0.25% of its average daily net assets attributable to Primary Shares. For Class A shares, Europe Fund may pay the distributor a service fee at an annual rate of 0.25% of its average daily Class A net assets.


Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The distributor collects the sales charge imposed on purchases of Class A shares and any CDSCs that may be imposed on certain redemptions of Class A shares. The distributor reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the Class A Purchase Schedule and may from time to time reallow the full amount of the sales charge.

The distributor may also pay special additional compensation and promotional incentives to broker/dealers who sell Class A shares of the fund.

The distributor may enter into agreements with other brokers to sell Primary Shares of the fund. The distributor pays these brokers up to 90% of the service fee that it receives from the fund for those sales.

Legg Mason Fund Adviser, Western Asset Management, Western Asset Global and the distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial adviser or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial adviser will explain the shareholder services available from the funds and answer any questions you may have. For each class of shares the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial adviser or other entity offering the fund to discuss which one might be appropriate for you.


When placing a purchase order for Europe Fund shares, please specify whether the order is for Class A or Primary Class. All purchase orders that fail to specify a class will automatically be invested in Primary Class shares.


ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO ADD TO YOUR
ACCOUNT:

    -------------------- -------------------------------------------------------
    IN PERSON            Give your financial adviser a check for $100 or more
                         payable to the fund
    -------------------- -------------------------------------------------------
    MAIL                 Mail your check, payable to the fund, for $100 or more
                         to your financial adviser
    -------------------- -------------------------------------------------------
    TELEPHONE OR WIRE    Call your financial adviser to transfer available cash
                         balances in your brokerage account or to transfer money
                         from your bank directly to Legg Mason. Wire transfers
                         may be subject to a service charge by your bank.
   -------------------- --------------------------------------------------------
    FUTURE FIRST         Contact your Legg Mason financial adviser to enroll in
    SYSTEMATIC           Legg Mason's Future First Systematic Investment Plan.
    INVESTMENT PLAN      Under this plan, you may arrange for automatic monthly
                         fund of $50 or more. The fund's transfer agent will
                         transfer funds monthly from your Legg Mason account or
                         from your checking account to purchase shares of the
                         fund.
    -------------------- -------------------------------------------------------
    AUTOMATIC            Arrangements may be made with some employers and
    INVESTMENTS          financial institutions for regular automatic monthly
                         investments of $50 or more in  shares  of the  fund.
                         You may also reinvest dividends from certain unit investment trusts in shares of the fund.

Call your financial adviser or another entity offering the fund for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial advisor or the entity offering the funds before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.


You will begin to earn dividends on shares of Global Income as of settlement date, which is normally the third business day after your order is placed with a financial advisor.

EUROPE FUND -- CLASS A PURCHASE SCHEDULE:

Europe Fund's offering price for Class A purchases is equal to the net asset value per share plus a front-end sales charge determined from the following schedule (which may be amended from time to time):

                               SALES CHARGE            SALES CHARGE         DEALER REALLOWANCE
                                AS A % OF               AS A % OF               AS A % OF
AMOUNT OF PURCHASE            OFFERING PRICE          NET INVESTMENT          OFFERING PRICE

Less than $25,000                 4.75%                   4.99%                   4.00%
$25,000 to $49,999                 4.50                    4.71                    3.75
$50,000 to $99,999                 4.00                    4.17                    3.25
$100,000 to $249,999               3.50                    3.63                    2.75
$250,000 to $499,999               2.50                    2.56                    2.00
$500,000 to $999,999               2.00                    2.04                    1.60
$1 million or more *               0.00                    0.00                    1.00


* A CDSC of 1% of the shares' net value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more made within one year of the purchase date. See "How to Sell Your Shares" for a discussion of any applicable CDSC on Class A shares.

The distributor will pay the following commissions to brokers that initiate and are responsible for purchases of Class A shares of any single purchaser of $2 million or more in the aggregate: 0.80% up to $2,999,999, plus 0.50% of the excess over $3 million up to $20 million, plus 0.25% of the excess over $20 million.

SALES CHARGE WAIVERS FOR CLASS A SHARES:

Purchases of Class A shares made by the following investors will not be subject to a sales charge:

o advisory clients (and related accounts) of Bartlett & Co. or Gray, Seifert & Co., Inc.

o certain employee benefit or retirement accounts (subject to the discretion of Bartlett & Co. or Gray, Seifert & Co., Inc.)

o  employees of Legg Mason, Inc. and its affiliates

o registered representatives or full-time employees of broker/dealers that have dealer agreements with the distributor

o  the children, siblings and parents of such persons

o broker/dealers, registered investment advisers, financial institutions or financial planners for the accounts of clients participating in "wrap fee" advisory programs that adhere to certain standards and that are subject to agreements between those entities and the distributor

o purchases of $1,000,000 or more (purchases for two or more funds may be combined for this purpose)

Investors may be eligible for a reduced sales charge on purchases of Class A shares through a Right of Accumulation or under a Letter of Intent.

RIGHT OF ACCUMULATION:

To receive the Right of Accumulation, investors must give the distributor or their broker/dealer sufficient information to permit qualification. If qualified, investors may purchase shares of the fund at the sales charge applicable to the total of:

o  the dollar amount being purchased plus

o the dollar amount of the investors' concurrent purchases of Class A shares of other funds plus

o the price of all shares of Class A shares of funds already held by the investor

LETTER OF INTENT:

Investors may execute a Letter of Intent indicating an aggregate amount to be invested in Class A shares of the fund in the following thirteen months. All purchases made during that period will be subject to the sales charge applicable to that aggregate amount.

If a Letter of Intent is executed within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the Letter of Intent and an adjustment will be made to the applicable sales charge. The adjustment will be based on the current net asset value of the fund.

If the total amount of purchases does not equal the aggregate amount covered by the Letter of Intent after the thirteenth month, you will be required to pay the difference between the sales charges paid at the reduced rate and the sales charge applicable to the purchases actually made.

Shares having a value equal to 5% of the amount specified in the Letter of Intent will be held in escrow during the thirteen month period (while remaining registered in your name) and will be subject to redemption to assure any necessary payment to the distributor of a higher applicable sales charge.

[icon] HOW TO SELL YOUR SHARES

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.

Any of the following methods may be used to sell your shares:

    --------------- ------------------------------------------------------------
    TELEPHONE       Call your Legg Mason financial adviser or entity offering
                    the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.


                    Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial adviser has your bank account information on file.


                    The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

    --------------- ------------------------------------------------------------
    MAIL Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.
    --------------- ------------------------------------------------------------

Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial adviser or another entity.


Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.


Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.


EUROPE FUND -- CONTINGENT DEFERRED SALES CHARGES:

If you redeem any Class A shares within one year that were purchased without a sales charge because the purchase totaled $1,000,000 or more, you will be subject to a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. You may exchange such shares purchased without a sales charge for Class A shares of another fund without being charged a CDSC. You will be subject to a CDSC if you redeem shares acquired through exchange.

Class A shares that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents (i) reinvestment of dividends or other distributions or (ii) shares redeemed more than one year after their purchase. The amount of any CDSC will be paid to the distributor.


EMERGING MARKETS TRUST REDEMPTION FEE:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

The fund will use the "first-in, first-out" method to determine the one year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:


Net asset value per Class A Share and Primary Share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Class A Share or Primary Share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of the class of shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.


Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.


Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Income are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.


OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.


If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time

o  change its minimum investment amounts

o delay sending out redemption proceeds for up toseven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your financial adviser or other entity offering the funds for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:


You will receive from Legg Mason a confirmation after each transaction involving Class A Shares or Primary Shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.


SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:


Fund shares may be exchanged for the corresponding class of shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

Other than the redemption fee imposed on exchanges of shares of Emerging Markets, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. A CDSC may apply to the redemption of Class A shares acquired through an exchange. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.


Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

o terminate or modify the exchange privilege after 60 days' notice to shareholders


EUROPE FUND -- REINSTATEMENT PRIVILEGE:

If you have redeemed your Class A shares, you may reinstate your fund account without a sales charge up to the dollar amount redeemed by purchasing shares within 90 days of the redemption. Within 90 days of a redemption, contact the distributor or your broker/dealer and notify them of your desire to reinstate and give them an order for the amount to be purchased. The reinstatement will be made at the net asset value next determined after the notification and purchase order have been received by the transfer agent.

[icon] DIVIDENDS AND TAXES


Global Income declares and pays dividends from its net investment income monthly. Emerging Markets and Europe Fund each declares and pays these dividends on an annual basis.

Distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the same class of shares of the fund. If you wish to receive dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.


If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


                  GLOBAL INCOME AND EMERGING MARKETS

       Income from Investment Operations                                           Distributions
------------------------------------------------------------- ---------------------------------------------------------------------
                                    Net Realized              From Net   In Excess               In
For the     Net Asset               & Unrealized              Investment of Net                  Excess
Years       Value,      Net         Gain (Loss)     Total     Income     Investment  From        of Net       Total      Net Asset
Ended       Beginning   Invest-ment On              From                 Income      Net         Realized     Distribu-  Value, End
Dec. 31,    of Year     Income      Investments,    Investment                       Realized    Gain on      tions      of Year
                                    Options,        Operations                       Gains       Invest-ments
                                    Futures and                                      on
                                    Foreign                                          Investments
                                    Currency
                                    Transactions

-----------------------------------------------------------------------------------------------------------------------------------
Global Income - Primary Shares:
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1998            $9.60     $0.37         $.70          $1.07    $(.47)       $--        $(.06)     $--       $(.53)       $10.14
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1997            10.41       .54        (.71)          (.17)     (.48)      (.05)        (.11)      --        (.64)        9.60
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- --------------
1996            10.33       .59          .21            .80     (.62)        --         (.10)      --        (.72)       10.41
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1995             9.54       .63         1.32           1.95    (1.16)        --            --      --       (1.16)       10.33
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1994            10.27    .57(a)        (.71)          (.14)     (.59)        --            --      --        (.59)        9.54
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets - Primary Shares:
-----------------------------------------------------------------------------------------------------------------------------------
1998            $9.85   $.01(c)      $(2.90)        $(2.89)      $--        $--           $--     $--          $--       $6.96
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1997            10.51   (.02)(c)       (.63)          (.65)     (.01)        --            --      --        (.01)        9.85
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------
1996(b)         10.00   (.03)(c)         .57            .54     (.03)        --            --      --        (.03)       10.51
----------- ----------- ----------- --------------- --------- ---------- ----------- ----------- --------- ---------- -------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
For the Years       Total            Expenses to         Net Investment Income         Portfolio        Net Assets, End
Ended Dec. 31,      Return           Average Net         (Loss) to Average Net     Turnover Rate (%)        of Year
                    (%)               Assets (%)              Assets (%)                                (Thousands--$)
-----------------------------------------------------------------------------------------------------------------------------
Global Income - Primary Shares:
-----------------------------------------------------------------------------------------------------------------------------
1998                 11.50            1.87                     4.51                      288                    120,805
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1997                 -1.69            1.86                     5.39                      241                    136,732
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1996                 8.22             1.86                     5.80                      172                    161,549
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1995                 20.80            1.81                     5.72                      169                    153,954
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1994                 -1.40            1.34 (a)                 5.71                      127                    145,415
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets - Primary Shares:
-----------------------------------------------------------------------------------------------------------------------------
1998                 (29.34)          2.50 (c)                 .09(c)                     76                     42,341
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1997                 (6.18)           2.50 (c)                 (.76) (c)                  63                     65,302
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------
1996 (b)             5.40 (e)         2.50 (c, d)              (.68)(c, d)              46 (d)                   21,206
------------------- ------------- ------------------- ---------------------------- ------------------ -----------------------

(a) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May
31, 1994; 1.50% until June 30, 1994; 1.70% until July 31, 1994; and 1.90%
indefinitely. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.


(b) May 28, 1996 (commencement of operations) to December 31, 1996.
(c) Net of fees waived by the manager for expenses in excess of a voluntary expense limitation of 2.50%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets would have been: 1998, 2.78%, 1997, 2.86% and 1996, 3.71%.
(d) Annualized.
(e) Not annualized.


                                   EUROPE FUND

               ----------------------------------------- ---------------------------------------------
                  Income from Investment Operations                    Distributions
               ----------------------------------------- ---------------------------------------------
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ---------
                                   Net
                                   Realized
                        Net        &
For the      Net        Invest-    Unrealized                From Net
Years        Asset      ment       Gain          Total       Invest      From       Total     Net
Ended Dec.   Value,     Incone     (Loss)        From        ment        Net        Distribu- Asset
31,          Beginning  (Loss)     On            Investment  Income      Realized   tions     Value,
             of Year               Invest-ments  Operations              Gains                End of
                                   and                                                        Year
                                   Foreign
                                   Currency
                                   Transaction
-------------------------------------------------------------------------------------------------------
Class A Shares:
-------------------------------------------------------------------------------------------------------
1998         $20.97     $.02(a)       $8.52         $8.54     $(.43)     $(4.31)    $(4.74)    $24.77
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------
1997          24.24     (.05)(a)       4.11          4.06          -     (7.33)      (7.33)     20.97
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------
1996          21.13     .02            6.34          6.36          -     (3.25)      (3.25)     24.24
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------
1995          17.68     .01            3.50          3.51      (.06)     -            (.06)     21.13
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------
1994          18.46     (.03)          (.75)        (.78)       -        -            -         17.68
-------------------------------------------------------------------------------------------------------
Primary Class:
-------------------------------------------------------------------------------------------------------
1998         $20.86     $.11(e)       $8.09        $8.20      $(.36)     $(4.31)     (4.67)     $24.39
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------
1997(b)       26.56     (.10)(e)        .23           .13          -     (5.83)      (5.83)      20.86
------------ --------- ----------- ------------- ----------- ---------- ----------- -------- ----------


     ----------------------------------------------------------------------------------------
                                    Ratios/Supplemental Data
     ----------------------------------------------------------------------------------------
     ----------- ------------ ------------- ----------------- -------------- ----------------
     For the                    Ratio of     Net Investment
     Years       Total        Expenses to    Income (Loss) to
     Ended       Return       Average Net      Average Net         Portfolio      Net Assets,
     Dec. 31,  (%)(c,d)       Assets (%)        Assets          Turnover Rate     End of Year
                                                  (%)                (%)        (thousands--$)
     ----------------------------------------------------------------------------------------
     Class A Shares:
     ----------------------------------------------------------------------------------------
        1998         41.9        1.81(a)        (.10)(a)             103          57,406
     ----------- ------------ ------------- ----------------- -------------- ----------------
        1997         17.5        1.90(a)        (.12)(a)             123          52,253
     ----------- ------------ ------------- ----------------- -------------- ----------------
        1996         31.5        2.00            .10                 109          70,991
     ----------- ------------ ------------- ----------------- -------------- ----------------
        1995         19.9        2.10            .10                 148          62,249
     ----------- ------------ ------------- ----------------- -------------- ----------------
        1994        (4.2)        2.10            -                    75          53,135
     ----------------------------------------------------------------------------------------
     Primary Shares:
     ----------------------------------------------------------------------------------------
        1998         40.5       2.51(e)        (1.15)(e)             103          32,325
     ----------- ------------ ------------- ----------------- -------------- ----------------
        1997       0.7(f)       2.50(e,g)      (1.79)(e,g)           123             302

     ----------- ------------ ------------- ----------------- -------------- ----------------

(a) The expense ratio shown reflects both the operations of the fund's predecessor, Worldwide Value Fund, prior to its merger with the fund on July 21, 1997 and the fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998 and 1.85% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 2.08% and 1998, 1.89%.

(b) July 23, 1997 (commencement of sale of this class) to December 31, 1997.

(c) Prior to July 18, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.

(d) Excluding sales charge.

(e) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998 and 2.60% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been: 1997, 2.68% and 1998, 2.59%.

(f) Not annualized.

(g)  Annualized.

Legg Mason Global Trust, Inc.

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:
o  call toll-free 1-800-822-5544
o  visit us on the Internet via http://www.leggmason.corn
o  write to us at:  Legg Mason Wood Walker, Incorporated
                    100 Light Street, P.O. Box 1476

LM -- 041                                              SEC file number  811-7418

Navigator Global Funds:
         Navigator Class of Legg Mason Global Income Trust
         Navigator Class of Legg Mason Emerging Markets Trust
         Navigator Class of Legg Mason Europe Fund



NAVIGATOR SHARES PROSPECTUS                                 SEPTEMBER ___, 1999



logo
HOW TO INVEST(SM)

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:

xx    Investment objectives


xx    Principal Risks


xx    Performance

xx    Fees and expenses of the funds

xx    Management


About your investment:

xx    How to invest

xx    How to sell your shares

xx    Account policies

xx    Services for investors

xx    Dividends and taxes

xx    Financial highlights

[icon]  INVESTMENT OBJECTIVES


GLOBAL INCOME TRUST

INVESTMENT OBJECTIVE: capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests at least 75% of its total assets in fixed income securities rated investment grade by Moody's Investor's Service, Inc. or Standard & Poor's or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality. The types of fixed income securities in which the fund may invest include:

      o  U.S. and foreign investment-grade corporate securities
      o U.S. and foreign high-yielding corporate securities (including those commonly known as "junk bonds")
      o  sovereign debt obligations of developed nations
      o  sovereign debt obligations of emerging market countries
      o  mortgage-related and asset-backed securities

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest, and the average maturity of the fund's portfolio, may be of any maturity. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the advisor to be of comparable quality.


Under normal circumstances, the fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in any one country or currency.

Up to 25% of the fund's assets may be invested in below investment grade securities of foreign and domestic issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.


The adviser has a number of proprietary tools which attempt to define the inter-relationship between bond markets, sectors and maturities. Target ranges and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "sector rotation," which may result in high portfolio turnover.

The adviser sells securities when they have realized what the adviser believes is their potential value or when the adviser believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may borrow money or invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements. The fund may not achieve its investment objective when so invested.

EMERGING MARKETS TRUST

INVESTMENT OBJECTIVE:  long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:


Batterymarch Financial Management, Inc., the fund's adviser, intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.


The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of the fund's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser focuses on higher-quality, dominant emerging markets companies which the adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.


When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade. The fund may not achieve its investment objective when so invested.

LEGG MASON EUROPE FUND

INVESTMENT OBJECTIVE:      long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

Lombard Odier International Portfolio Management, Limited, the fund's sub-adviser, under normal circumstances, invests substantially all of the fund's assets in equity securities of European issuers that it selects as offering above-average potential for capital appreciation. Such securities include common stocks, preferred stocks, convertible securities, rights and warrants. The sub-adviser focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

A smaller portion of the fund's assets may be invested in fixed income securities such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. The sub-adviser will invest in such securities for potential capital appreciation.

Securities in the fund's portfolio may be sold when they attain certain price targets or when better opportunities arise. Sell decisions also are affected by the level of subscriptions and redemptions of shares of the fund. The sub-adviser's investment technique may result in high portfolio turnover.

For temporary defensive purposes, the fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements. As a result, the fund may not achieve its investment objective when so invested.

[icon] PRINCIPAL RISKS

IN GENERAL -

As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. The principal risks of investing in the funds are described below.

MARKET RISK -

Emerging Markets Trust and Europe Fund invest primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

FOREIGN SECURITIES RISK -

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.


Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.


Purchases of foreign securities are usually made in foreign currencies and, as a result, the funds may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


EMERGING MARKETS RISK -

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.


Because Global Income and Emerging Markets Trust may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

CURRENCY RISK -

Because Global Income and Emerging Markets Trust each invests significantly in securities denominated in foreign currencies, its value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.


The funds may from time to time hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

On January 1, 1999, the conversion of European currencies into the Euro began and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

CONCENTRATION AND NON-DIVERSIFICATION -


Europe Fund invests primarily in securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

European issuers are subject to the special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the EMU countries.

Global Income is a non-diversified fund. The percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.


RISKS OF FIXED-INCOME SECURITIES -

Global Income invests substantially all of its assets in fixed-income securities. Europe Fund may invest up to 35% of its total assets in fixed-income securities. Emerging Markets Trust may also invest in fixed-income securities to a lesser extent.

INTEREST RATE RISK -

Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK -

Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.


Moody's considers debt securities rated in the lowest investment grade category
(Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.


CALL RISK -

Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

INVESTMENT MODELS -

The proprietary models used by the advisers to evaluate securities markets are based on the advisers' understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

YEAR 2000


Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with the operations of each fund, its adviser, distributor or sub-adviser, or could impact companies in which the funds invest. The year 2000 poses an even greater risk for foreign securities than for other securities in which the funds invest.

While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problems will not directly affect the systems used by major service providers.


Whether these steps will be effective can only be known for certain in the year 2000.

PORTFOLIO TURNOVER -


Global Income and Europe Fund each may have an annual portfolio turnover rate significantly in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[icon] PERFORMANCE

The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. As of the date of this prospectus, the Navigator Class of shares of Global Income and Emerging Markets have not yet commenced operations. The returns presented for Global Income and Emerging Markets are for the funds' Primary Shares, which are not offered in this prospectus. Navigator Shares and Primary Shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Navigator Shares would pay lower expenses, and therefore would have higher returns.

                         GLOBAL INCOME - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

24%

21%
                             20.80
18%

15%

12%                                                     11.60

9%                                     8.22

6%

3%

0%
                   -1.40                        -1.69
-3%

                   1994      1995      1996     1997    1998


DURING THE LAST FIVE CALENDAR YEARS OF PRIMARY CLASS:



---------------------- ---------------------------- ----------------------------
                                QUARTER ENDED            TOTAL RETURN
---------------------- ---------------------------- ----------------------------
Best quarter:                  March 31, 1995               +7.86%
---------------------- ---------------------------- ----------------------------
Worst quarter:                 March 31, 1997               -3.28%
---------------------- ---------------------------- ----------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Salomon Brothers World Government Bond Index.

--------------------------------------- ------------------- ------------------- ------------------
                                              1 Year             5 Years          Life of Class
--------------------------------------- ------------------- ------------------- ------------------
Global Income - Primary Class                +11.50%              +7.16%           +7.45% (a)
--------------------------------------- ------------------- ------------------- ------------------
Salomon Brothers World Government            +15.31%              +7.85%           +7.87% (b)
Bond Index
--------------------------------------- ------------------- ------------------- ------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) April 15, 1993 (commencement of operations of Primary Class) to December 31, 1998.
(b) For the period April 30, 1993 to December 31, 1998.


                        EMERGING MARKETS - PRIMARY SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

5%

0%

-5%
                   -6.18
-10%

-15%

-20%

-25%

-30%                         -29.34

                   1997      1998


DURING THE LAST TWO CALENDAR YEARS OF PRIMARY CLASS:


--------------------- ----------------------------------- ----------------------
                                    QUARTER ENDED               TOTAL RETURN
--------------------- --------------------- ------------- ----------------------
Best quarter:                     December 31, 1998                +16.19%
--------------------- ----------------- ----------------- ----------------------
Worst quarter:                   September 30, 1998                -28.18%
--------------------- ----------------------------------- ----------------------

In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International Emerging Markets Free (MSCI EM Free) Index.

------------------------------------------ ----------------- -------------------
                                               1 Year            Life of Class
------------------------------------------ ----------------- -------------------
Emerging Markets Trust  - Primary Class        -29.34%            -12.89% (a)
------------------------------------------ ----------------- -------------------
MSCI EM Free Index                             -25.34%            -16.07% (b)
------------------------------------------ ----------------- -------------------

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

(a) May 28, 1996 (commencement of operations of Primary Class) to December 31, 1998.
(b) For the period May 31, 1996 to December 31, 1998.


                         EUROPE FUND - NAVIGATOR SHARES

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

       50%
                        42.51
       40%

       30%

       20%

       10%

                        1998


DURING 1998:

------------------------------------------------------- ------------------------
                               QUARTER ENDED                 TOTAL RETURN
---------------------- -------------------------------- ------------------------
Best quarter:                 March 31, 1998                    +25.71%
---------------------- -------------------------------- ------------------------
Worst quarter:              September 30, 1998                  -12.96%
---------------------- -------------------------------- ------------------------


In the following table, average annual total returns as of December 31, 1998 are compared with the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this index are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

--------------------------------- ------------------- --------------------------
                                       I YEAR              LIFE OF CLASS
--------------------------------- ------------------- --------------------------
Europe Fund Navigator Class            +42.51%              +34.07% (a)
--------------------------------- ------------------- --------------------------
MSCI Europe Index                      +28.53%              +22.26% (b)
--------------------------------- ------------------- --------------------------

(a) August 21, 1997 (commencement of sale of Navigator shares) to December 31, 1998.
(b) The index's return is for the period July 31, 1997 to December 31, 1998.

These figures include changes in principal value, reinvested dividends and capital gain distributions, if any.

[icon] FEES AND EXPENSES OF THE FUNDS


The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets so they lower that fund's share price and dividends. Other expenses include transfer agency, custody, professional and registration fees. Emerging Markets imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year.

The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended December 31, 1998. The fees and expenses are calculated as a percentage of average net assets.


SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------- ---------------------------
Emerging Markets Trust redemption fee:                        2.00%
--------------------------------------------------- ---------------------------

Proceeds of shares redeemed or exchanged within one year of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the manager or distributor.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


--------------------------------------------------- --------------------- ------------------------ -------------------------
NAVIGATOR SHARES OF:                                GLOBAL INCOME TRUST   EMERGING MARKETS TRUST         EUROPE FUND
--------------------------------------------------- --------------------- ------------------------ -------------------------
Management fees (a)                                        0.75%                   1.00%                    1.00%
--------------------------------------------------- --------------------- ------------------------ -------------------------
Distribution and/or Service (12b-1) fees                    None                   None                      None
--------------------------------------------------- --------------------- ------------------------ -------------------------
Other Expenses                                             0.37%                   0.78%                    0.63%
--------------------------------------------------- --------------------- ------------------------ -------------------------
Total Annual Fund Operating Expenses (a)                   1.12%                   1.78%                    1.63%
--------------------------------------------------- --------------------- ------------------------ -------------------------

(a)  Legg  Mason  Fund  Adviser,  Inc.,  as  manager/investment  adviser,  has a voluntary agreement to waive fees so that Navigator share expenses (exclusive of taxes,  interest,  brokerage  and  extraordinary  expenses) do not exceed annual rates of each fund's average daily net assets  attributable to Navigator  Shares as follows: For Global Income, 1.15% indefinitely;  for Emerging Markets,  1.50%
until May 1, 2000; and for Europe Fund, 1.60% until May 1, 2000. These voluntary waivers may be terminated at any time.  With these waivers,  management fees and total annual fund operating expenses for the fiscal year ended December 31, 1998 were 0.72% and 1.50% for Emerging Markets,  and 0.92% and 1.55% for Europe Fund.
No fee waivers were necessary for Global Income.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

----------------------------------------------------------- -------------- -------------- ------------- -----------------
                                                            1 YEAR         3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------- -------------- -------------- ------------- -----------------
Global Income                                               $114           $356           $617          $1,363
----------------------------------------------------------- -------------- -------------- ------------- -----------------
Emerging Markets                                            $387           $560           $964          $2,095
----------------------------------------------------------- -------------- -------------- ------------- -----------------
Emerging Markets  (Assuming no redemption)                  $181           $560           $964          $2,095
----------------------------------------------------------- -------------- -------------- ------------- -----------------
Europe Fund                                                 $166           $514           $887          $1,933
----------------------------------------------------------- -------------- -------------- ------------- -----------------

[icon] MANAGEMENT

MANAGERS AND INVESTMENT ADVISERS:

LEGG MASON FUND ADVISER, INC., 100 Light Street, Baltimore, Maryland 21202, is the manager of Global Income and Emerging Markets. The manager is responsible for investment management and administrative services and for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

For its services during the fiscal year ended December 31, 1998, Global Income and Emerging Markets paid the manager 0.75% and 0.72%, respectively, of its average daily nets assets.

Legg Mason Fund Adviser is Europe Fund's investment adviser. The adviser is responsible for the actual investment management of the fund, including making decisions and placing orders to buy, sell or hold a particular security. The adviser has delegated investment advisory functions to a sub-adviser, as described below. Legg Mason Fund Adviser also supervises all aspect of the operations of the fund as administrator.

Prior to September 24, 1999, Bartlett & Co. served as Europe Fund's adviser under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, the fund paid Bartlett & Co. a fee equal to 0.92% of its average net assets.

Legg Mason Fund Adviser acts as manager or adviser to investment companies with aggregate assets of $18.1 billion as of March 31, 1999.

BATTERYMARCH FINANCIAL MANAGEMENT, INC., 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to Emerging Markets. The adviser is responsible for the actual investment management of the fund, which includes making investment decisions and placing orders to buy or sell a particular security. The manager pays Batterymarch a monthly fee of 75% of the fee it receives from Emerging Markets. Fees paid to the adviser are net of any waivers.

Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.5 billion as of March 31, 1999.

WESTERN ASSET MANAGEMENT COMPANY, 117 East Colorado Boulevard, Pasadena, California 91105, is investment adviser to Global Income. The adviser is responsible for the actual investment management of the fund which includes making investment decisions and placing orders to buy or sell a particular security. The manager pays Western Asset a monthly fee of 53 1/3% of the fee it receives from Global Income, net of any waivers.

Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of $49.2 billion as of March 31, 1999.

WESTERN ASSET GLOBAL MANAGEMENT LIMITED, 155 Bishopsgate, London, England, serves as investment sub-adviser to Global Income. The sub-adviser is responsible for providing research, analytical and trading support for the fund's investment programs, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset Management Company and Legg Mason Fund Adviser.


For its services and for expenses borne by Western Asset Global under its sub-advisory agreement, the adviser pays the sub-adviser a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. The manager also pays the sub-adviser a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.


Western Asset Global renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.3 billion as of March 31, 1999. Western Asset Global has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

LOMBARD ODIER INTERNATIONAL PORTFOLIO MANAGEMENT LIMITED, Norfolk House, 13 Southampton Place, London, England, serves as investment sub-adviser to Europe Fund. For its services, Lombard receives a monthly fee from Legg Mason Fund Adviser equal to 60% of the fee actually paid to Legg Mason Fund Adviser by the fund (net of any waivers). Lombard Odier specializes in advising and managing investment portfolios for institutional clients and mutual funds. Lombard Odier is an indirect wholly owned subsidiary of Lombard Odier & Cie, a Swiss private bank.

PORTFOLIO MANAGEMENT:

Batterymarch   investment   teams  have  been  responsible  for  the  day-to-day
management of Emerging Markets since its inception.

An investment committee at Western Asset Management company is responsible for the day-to-day management of Global Income.

Neil Worsley and William Lovering are responsible for co-managing Europe Fund. Mr. Worsley has been Director and Senior Investment Manager of Lombard Odier since June 1, 1996. Prior thereto, he was an Assistant Director and Senior Fund Manager. He joined Lombard Odier in 1990. Mr. Lovering has been Assistant Director of Lombard Odier since June 1, 1996. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994. Previously, Mr. Lovering was employed at Arbuthnot Latham Investment Management.

DISTRIBUTOR OF THE FUNDS' SHARES:

Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, is the distributor of each fund's shares pursuant to an Underwriting Agreement with each fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the fund's expense), supplementary sales literature and advertising materials.

Legg Mason Fund Adviser, Western Asset Management, Western Asset Global and the distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] HOW TO INVEST

Navigator Shares are currently offered for sale only to:


o Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

o qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million

o clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary

o any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates

o certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity

o    shareholders of Class Y shares of any of the Bartlett Funds on ______, 1999


Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.


Customers of certain Institutional Clients that have omnibus accounts with the fund's transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the funds in a timely fashion.


Purchase orders received by Legg Mason before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to the selling organization.

[icon] HOW TO SELL YOUR SHARES

To redeem your shares by telephone:


o        Call 1-800-822-5544


Please have available the number of shares (or dollar amount) to be redeemed and the account number.

The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

Customers  of   Institutional   Clients  may  redeem  only  in  accordance  with
instructions and limitations pertaining to their account at the Institution.


Redemption orders received by Legg Mason before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.


Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account


Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.


EMERGING MARKETS TRUST REDEMPTION FEE:

The fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction costs. For this reason, the fund imposes a 2% redemption fee on all redemptions, including exchanges, of fund shares held for less than one year. The fee will be paid directly to the fund to help offset the costs imposed on it by short-term trading in emerging markets.

The fund will use the "first-in, first-out" method to determine the one year holding period. The date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in retirement plans; however, it will apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per Navigator Share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.


Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Most securities held by Global Income are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.


OTHER:


Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.


If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds.

Each fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time

o    change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

[icon] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:

Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

EXCHANGE PRIVILEGE:


Navigator Shares of the funds may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.


Other than the redemption fee imposed on exchanges of Emerging Markets, there is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

Each fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

o terminate or modify the exchange privilege after 60 days' notice to shareholders

Some Institutional Clients may not offer all of the Navigator Funds for exchange.

[icon] DIVIDENDS AND TAXES


Global Income declares and pays dividends from its net investment income monthly. Emerging Markets and Europe Fund each declares and pays these dividends on an annual basis.

Distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.


Your dividends and other distributions will be automatically reinvested in additional Navigator Shares of the fund. If you wish to receive dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends of net investment income and any net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

Each fund will withhold 31 % of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.

[icon] FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional
Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.




                       GLOBAL INCOME AND EMERGING MARKETS

      ------------------------------------------------------------------------------------------------------------------------------
                   Income from Investment Operations                                          Distributions
      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      For the     Net Asset   Net         Net Realized    Total     From     In        From Net     In         Total      Net
      Years       Value,      Invest-     & Unrealized    From      Net      Excess    Realized     Excess     Distribu-  Asset
      Ended       Beginning   ment        Gain (Loss)     Invest-   Invest-  of Net    Gains on     of Net     tions      Value,
      Dec. 31,    of Year     Income      On              Opera-    ment     Invest-   Invest-      Realized              End of
                                          Investments,    tions     Income   ment      ments        Gain on               Year
                                          Options,                           Income                 Invest-
                                          Futures and                                               ments
                                          Foreign
                                          Currency
                                          Transactions
      ---------------------------------------------------------------------------------- ------------ ---------- ---------- --------
      Global Income - Primary Shares:
      ------------------------------------------------------------------------------------------------------------------------------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1998            $9.60      $0.37        $.70          $1.07    $(.47)      $--        $(.06)      $--       $(.53)     $10.14
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1997            10.41        .54       (.71)          (.17)     (.48)     (.05)        (.11)      --         (.64)       9.60
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1996            10.33        .59         .21            .80     (.62)       --         (.10)      --         (.72)      10.41
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1995             9.54        .63        1.32           1.95    (1.16)       --            --      --        (1.16)      10.33
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1994            10.27     .57(a)       (.71)          (.14)     (.59)       --            --      --         (.59)       9.54
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ------------------------------------------------------------------------------------------------------------------------------
      Emerging Markets - Primary Shares:
      ------------------------------------------------------------------------------------------------------------------------------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1998            $9.85    $.01(c)     $(2.90)        $(2.89)       $--      $--           $--      $--          $--      $6.96
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1997            10.51   (.02)(c)       (.63)          (.65)     (.01)       --            --      --         (.01)       9.85
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------
      1996(b)         10.00   (.03)(c)         .57            .54     (.03)       --            --      --         (.03)      10.51
      ----------- ----------- ----------- --------------- --------- ---------- --------- ------------ ---------- ---------- --------

-----------------------------------------------------------------------------------------------------------------------------
                                                  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------

                    Total            Expenses to         Net Investment        Portfolio             Net Assets, End of
 For the Years      Return           Average Net        Income (Loss) to     Turnover Rate          Year (Thousands--$)
 Ended Dec. 31,      (%)              Assets (%)       Average Net Assets         (%)
                                                             (%)
-----------------------------------------------------------------------------------------------------------------------------
Global Income - Primary Shares:
-----------------------------------------------------------------------------------------------------------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1998                     11.50             1.87                4.51                     288                     120,805
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1997                     -1.69             1.86                5.39                     241                     136,732
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1996                      8.22             1.86                5.80                     172                     161,549
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1995                     20.80             1.81                5.72                     169                     153,954
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1994                     -1.40         1.34 (a)                5.71                     127                     145,415
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets - Primary Shares:
-----------------------------------------------------------------------------------------------------------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1998                   (29.34)         2.50 (c)               .09(c)                     76                      42,341
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1997                    (6.18)         2.50 (c)            (.76) (c)                     63                      65,302
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------
1996 (b)              5.40 (e)        2.50 (c,d)         (.68)(c, d)                 46 (d)                      21,206
------------------- ------------- ------------------- ---------------------- -------------------- ---------------------------


(a) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until March 31, 1994; 1.10% until April 30, 1994; 1.30% until May
31,  1994;  1.50%  until June 30,  1994;  1.70% until July 31,  1994;  and 1.90%
indefinitely. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets for 1994 would have been 1.82%.
(b) May 28, 1996 (commencement of operations) to December 31, 1996.
(c) Net of fees waived by the manager for expenses in excess of a voluntary expense limitation of 2.50%. If no fees had been waived by the manager, the annualized ratio of expenses to average daily net assets would have been: 1998, 2.78%, 1997, 2.86% and 1996, 3.71%.
(d) Annualized.
(e) Not annualized.



                                   EUROPE FUND

            ------------------------------------------------------- ----------------------------------------------------------
            Income from Investment Operations                       Distributions
            ------------------------------------------------------- ----------------------------------------------------------
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------

                                                  Net
           For the     Net Asset                  Realized &
           Years       Value,      Net            Unrealized    Total       From Net     From Net      Total     Net Asset
           Ended       Beginning   Investment     Gain (Loss)   From        Investment   Realized      Distribu- Value, End
           Dec. 31,    of Year     Income         On            Investment  Income       Gains         tions     of Year
                                                  Investments   Operations
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------
           -------------------------------------------------------------------------------------------------------------------
           Navigator Shares:
           -------------------------------------------------------------------------------------------------------------------
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------
           1998           $21.01     $0.22(a)          $8.37        $8.59     $(0.51)      $(4.31)     $(4.82)      $24.78
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------
           1997(b)         25.61     (.04)(a)           1.27         1.23       ----        (5.83)     (5.83)        21.01
           ----------- ----------- -------------- ------------- ----------- ------------ ------------- --------- -------------


      -----------------------------------------------------------------------------------------------------
                                            Ratios/Supplemental Data
      -----------------------------------------------------------------------------------------------------
      ---------------- ------------ ---------------- ----------------- ---------------- -------------------

                                                      Net Investment
      For the          Total        Expenses          Income (Loss)       Portfolio       Net Assets,
      Years Ended      Return       to Average Net    to Average Net    Turnover Rate     End of Year
      Dec. 31,         (%) (c)        Assets (%)        Assets (%)           (%)        (Thousands--$)
      ---------------- ------------ ---------------- ----------------- ---------------- -------------------
      -----------------------------------------------------------------------------------------------------
      Navigator Shares:
      -----------------------------------------------------------------------------------------------------
       1998              42.5            1.55(a)         1.31(a)             103                247
      ---------------- ------------ ---------------- ----------------- ---------------- -------------------
      1997(b)            4.9(e)         1.31(a,d)       (.60)(a,d)          123              8,025
      ---------------- ------------ ---------------- ----------------- ---------------- -------------------


(a) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998 and 1.60% until May 1, 2000. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been: 1998, 1.63% and 1997, 1.49%.
(b) August 21, 1997 (commencement of the sale of Navigator Class) to December 31, 1997. (c) Not annualized.
(d)  Annualized.
(e) Prior to July 21, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.

Legg Mason Global Trust, Inc.

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about each fund and its policies.

ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:

o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmason.com
o        write to us at:   Legg Mason Wood Walker, Incorporated
                           100 Light Street, P.O. Box 1476
                           Baltimore, Maryland 21203-1476

Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. (phone 1-800-SEC-0330). Reports and other information about the fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. The SEC charges a fee for making copies.

LMF-041                                                 SEC file number 811-7418

                             LEGG MASON GLOBAL FUNDS

                         LEGG MASON GLOBAL TRUST, INC.:
                         LEGG MASON GLOBAL INCOME TRUST
                      LEGG MASON INTERNATIONAL EQUITY TRUST
                        LEGG MASON EMERGING MARKETS TRUST
                             LEGG MASON EUROPE FUND

               PRIMARY SHARES, CLASS A SHARES AND NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                               September ___, 1999

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Legg Mason International Equity Trust Prospectus for Class A and Primary Shares and the Prospectus for Navigator shares of the fund, both dated September ___, 1999, and the Legg Mason Global Income Trust, Legg Mason Emerging Markets Trust and Legg Mason Europe Fund Prospectus for Primary and Class A shares and the Prospectus for Navigator Shares of the funds, both dated September ___, 1999, which have been filed with the Securities and Exchange Commission ("SEC"). Each fund's annual report is incorporated by reference into this Statement of Additional Information. Copies of either the annual reports or the Prospectuses are available without charge by writing to or calling the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

                      LEGG MASON WOOD WALKER, INCORPORATED

                                100 Light Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----



DESCRIPTION OF THE FUNDS.....................................................1

FUND POLICIES................................................................1

INVESTMENT STRATEGIES AND RISKS..............................................5

ADDITIONAL TAX INFORMATION..................................................45

TAX-DEFERRED RETIREMENT PLANS...............................................49

PERFORMANCE INFORMATION.....................................................50

VALUATION OF FUND SHARES VALUATION OF FUND SHARES...........................57

MANAGEMENT OF THE FUND......................................................57

THE FUNDS'INVESTMENT ADVISER/MANAGER........................................59

SUB-ADVISORY AGREEMENT FOR GLOBAL INCOME TRUST..............................62

THE FUNDS'DISTRIBUTOR.......................................................63

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................65

CAPITAL STOCK INFORMATION...................................................67

THE CORPORATION'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT......67

THE CORPORATION'S LEGAL COUNSEL.............................................67

THE CORPORATION'S INDEPENDENT ACCOUNTANTS...................................67

FINANCIAL STATEMENTS........................................................67

      APPENDIX A...........................................................A-1
      APPENDIX B...........................................................B-1

      No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.


                            DESCRIPTION OF THE FUNDS

      Legg Mason Global Trust, Inc. is an open-end investment company which was incorporated in Maryland on December 31, 1992. Legg Mason Global Income Trust, Legg Mason International Equity Trust, Legg Mason Emerging Markets Trust, and Legg Mason Europe Fund are separate series of Legg Mason Global Trust, Inc. Global Income is non-diversified; International Equity, Emerging Markets and Europe Fund are diversified.

                                  FUND POLICIES

      Global Income's investment objective is to seek capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. International Equity Trust's investment objective is to seek to maximize long-term total return. Emerging Market Trust's investment objective is to seek long-term capital appreciation. Europe Fund's investment objective is to seek long-term growth of capital. Europe Fund's investment objective is fundamental and may only be changed with shareholder approval.

      The following information supplements the information concerning each fund's investment objectives, policies and limitations found in the Prospectuses. Each fund has adopted certain fundamental investment limitations that, like the investment objectives listed above, cannot be changed except by vote of that fund's shareholders.

Global Income may not:

      1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets, including borrowings, less liabilities exclusive of borrowings, of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

      2. Issue senior securities, except as permitted by the Investment Company Act of 1940 ("1940 Act");

      3. Underwrite the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

      4. Buy or hold any real estate other than instruments secured by real estate or interests therein;

      5. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies and securities indexes and options on interest rate and currency futures contracts;

      6. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, loans, loan participations and advances in connection therewith or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

      Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

International Equity may not:

      1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

      2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

      3.  Issue senior securities, except as permitted by the 1940 Act;

      4. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

      5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

      6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

      7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

      8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Emerging Markets may not:

      1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 33 1/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

      2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

      3.  Issue senior securities, except as permitted by the 1940 Act;

      4. Engage in the business of underwriting the securities of other issuers except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

      5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

      6. Purchase or sell any commodities or commodities contracts, except that the fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

      7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

      8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.


Europe Fund may not:

      1. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the fund's total assets at the time when the borrowing is made. The fund will not borrow money in excess of 15% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings), and will not purchase securities at any time when borrowings exceed 5% of its total assets.

      2. Issue senior securities except to evidence borrowings permitted by limitation (1) above.

      3. Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the fund may be deemed an underwriter under certain federal securities laws.

      4. Purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate or to securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. This limitation does not preclude the fund from investing in mortgage-related securities or investing directly in mortgages.

      5. Purchase, hold or deal in commodities or commodities futures contracts except as described in this Statement of Additional Information. This does not preclude the fund from investing in futures contracts, put and call options on foreign currencies or forward currency exchange contracts.

      6. Lend money to other persons except through the use of publicly distributed debt obligations and the entering into of repurchase agreements consistent with its investment policies.

      7. Purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques (including foreign currency exchange contracts).

      8. Invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      9. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result (a) more than 25% of the value of the fund's total assets would then be invested in securities of any singer issuer, or (b) as to 75% of the value of the fund's total assets (i) more than 5% of the value of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would own more than 10% of the voting securities of any single issuer. For purposes of this limitation, the fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest.

Additional Fundamental Limitations Applicable to Europe Fund:

      1. Short Sales. Europe Fund may not make short sales of securities or maintain a short position in any security.

      2. Restricted Securities. Europe Fund will not purchase securities for which there are legal restrictions on resale and other securities that are not readily marketable if as a result of such purchase more than 15% of the value of the fund's net assets would be invested in such securities, provided that securities that are not subject to restrictions on resale in the country in which they are principally traded are not considered subject to this restriction.

      3. Oil and Gas Programs. Europe Fund may not invest in oil, gas, mineral exploration or development programs, except that the fund may invest in issuers which invest in such programs.

      4. "Unseasoned" Companies. Europe Fund may not purchase any security if as a result the fund would have more than 5% of its net assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years.

      5. Warrants. Europe Fund may not invest more than 5% of its net assets in warrants issued by U.S. entities, provided that no more than 2% of its net assets will be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; except that these limitations are not applicable to warrants issued by non-U.S. issuers.

      The foregoing investment limitations of each fund cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy. Except with respect to the 33 1/3% limit in investment limitation number 1, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered to exceed any of the foregoing limitations.

      Except as otherwise specified, the following investment limitations and policies, and all other investment limitations and policies of the funds, are non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval.

Global Income, International Equity and Emerging Markets each may not:

      1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that a fund may make margin deposits in connection with the use of permitted futures contracts and options on futures contracts as well as options on currencies, securities and securities indexes;

      2. Make short sales of securities or maintain a short position, except that a fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
(b) sell short "against the box" (Global Income does not intend to make short sales in excess of 5% of its net assets during the coming year and International Equity does not intend to make short sales during the coming year);

Global Income may not:

      3. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto.

International Equity intends to:

      4. Under normal circumstances, invest at least 65% of its total assets in equity securities of issuers located outside the United States.

Emerging Markets intends to:

      5. Under normal circumstances, invest at least 65% of its total assets in emerging market equity securities.

Statement of Intention by Europe Fund:

      Europe Fund will monitor the level of illiquid securities in its portfolio and may determine at times to sell certain securities to maintain adequate liquidity.

      Global Income is a non-diversified fund; however, the fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things. At the close of each quarter of the fund's taxable year: (1) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the fund's total assets may be invested in the securities of a single issuer. These limits do not apply to U.S. Government securities.

                         INVESTMENT STRATEGIES AND RISKS

THE FOLLOWING INFORMATION APPLIES TO GLOBAL INCOME, INTERNATIONAL EQUITY, AND EMERGING MARKETS:

RATINGS OF DEBT OBLIGATIONS

      Moody's, S&P and other nationally recognized or foreign statistical rating organizations ("SROs") are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. A fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings issued by Moody's or S&P represent only the opinions of those agencies and are not guarantees of credit quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

EMERGING MARKET SECURITIES

         Each fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the funds should be considered speculative. With respect to

Global Income, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities; (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
(4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.

         Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.

         Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars, through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many  emerging  market  countries  have  little   experience  with  the
corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

         The risk also exists than an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

INVESTMENT IN JAPAN

         International Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

DEPOSITARY RECEIPTS

         The funds may invest in ADRs or similar non-U.S. instruments issued by foreign banks or trust companies. ADRs are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. The funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. Some of these depositary receipts may be issued in bearer form. For purposes of their investment policies, each fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

THE FOLLOWING INFORMATION ABOUT INVESTMENT POLICIES APPLIES ONLY TO GLOBAL
INCOME:

LOWER-RATED DEBT SECURITIES

         The fund may invest in debt obligations of any grade. Western Asset seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

         Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as

"medium grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.

         The fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. The fund may invest in lower-rated debt securities of domestic issuers, those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default.

         Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities. As a result of the limited liquidity of high yield securities, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets. In addition, their prices have at times experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis.


MORTGAGE-RELATED SECURITIES

         Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, GNMA or by pools of conventional mortgages.

         CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.

         Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where non-governmental securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the governmental-related securities collateralizing such obligations.

         Some mortgage-related securities will be considered illiquid and will be subject to the fund's investment limitation that no more than 15% of its net assets will be invested in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES

         The fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal or the "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by a fixed-rate mortgages may be deemed liquid by Western Asset, following guidelines and standards established by the Corporation's Board of Directors.

CAPITAL APPRECIATION AND RISK

         The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely, when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

         Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.

CORPORATE FIXED INCOME SECURITIES

      The fund may invest in U.S. and foreign high-yielding corporate fixed income securities, including securities of corporate issuers rated Ba or lower by Moody's or BB or lower by S&P. The fund may invest in corporate fixed income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the advisor to be of comparable quality. Such ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest High-yielding corporate fixed income securities of foreign issuers in which the fund may invest include securities of companies that have their principal business activities and interests outside the U.S.

FIXED INCOME SECURITIES ISSUED BY SUPRANATIONAL ORGANIZATIONS

      The fund may invest in fixed income securities issued by supranational organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for
Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves, and net income.

BRADY BONDS

      The fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES AND FOREIGN CURRENCY WARRANTS

      Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

      Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

      The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

SWAPS, CAPS, COLLARS AND FLOORS

      The fund may enter into interest rate, currency and index swaps, and may purchase and sell caps, collars and floors for hedging purposes or in an effort to increase overall return. Interest rate swap transactions involve an agreement between two parties under which one makes to the other periodic payments based on a fixed rate of interest and receives in return periodic payments based on a variable rate of interest; the rates are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. A currency swap is an agreement to exchange cash flows based on changes in the value of an exchange rate; participants in currency swaps may also exchange the principal amount. Index swaps link one of the payments to the total return of a market portfolio. Cap and floor transactions involve an agreement between two parties in which one agrees to pay the other when a designated market interest rate, currency rate or index value goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. In an interest rate collar, one party agrees to pay the other when a designated market interest rate either goes above a specified cap level or below a specified floor level, either on predetermined dates or during a specified time period.

      As with options and future transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of the overall currency and interest rate markets. There might be imperfect correlation between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate or currency markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

      Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

      The fund will enter into swaps, caps, collars and floors only with parties deemed by its adviser to present a minimal risk of default during the period of agreement. When the fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and appropriate liquid securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The fund regards caps, collars and floors as illiquid, and therefore subject to the fund's 15% limit on illiquid securities. There can be no assurance that the fund will be able to terminate a swap at the appropriate time. The fund will sell caps, collars and floors only to close out its positions in such instruments.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

      The fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the fund's net assets would thereby be placed at risk.


COMMERCIAL PAPER AND OTHER SHORT-TERM INSTRUMENTS

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

      The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.


      The fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions if the issuer has total assets in excess of $1 billion at the time of purchase or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

      Money market instruments in which the fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the adviser to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by the adviser to be of comparable quality.

SOVEREIGN DEBT

      Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

      Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

      A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

      The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Western Asset intends to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities represent participations in, or are secured by and payable from, mortgage loans secured by real property. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the fund. Many issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. These guarantees are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. In addition to fixed-rate, fixed-term mortgages, the fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

      All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

      The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, securities issued by the Government National
Mortgage Association ("GNMAs") tend to have a longer average life than participation certificates ("PCS") issued by Freddie Mac because there is a tendency for the conventional and privately-insured mortgages underlying Freddie Mac PCS to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Thus, an increase in interest rates can slow prepayments effectively extending the maturity of mortgage-related securities and making them more sensitive to changes in value caused by interest-rate fluctuations. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

      Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. The compounding effect from reinvestments of monthly payments received by the fund will increase the yield to shareholders compared to bonds that pay interest semi-annually. Some mortgage-related securities will be considered illiquid and will be subject to the fund's limit that no more than 15% of its net assets will be invested in illiquid securities.

PRIVATE MORTGAGE-RELATED SECURITIES

      The private mortgage-related securities in which the fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. The Foreign Pass-Throughs in which the fund may invest are not guaranteed by an entity having the credit status of the Government National Mortgage Association, but generally utilize various types of credit enhancement.

OTHER DEBT SECURITIES

      The rate of return or return of principal on some obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

      The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

      Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

BANK OBLIGATIONS

      Bank obligations in which the fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

      The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund.

      The fund limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by Western Asset to be of comparable quality to obligations of U.S. banks in which the fund may invest. Subject to the limitation on concentration of less than 25% of the fund's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.


U.S. GOVERNMENT SECURITIES

      The fund may invest in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Such securities include, but are not limited to, GNMAs, Federal Home Loan Banks, Fannie Mae and Freddie Mac.

ASSET-BACKED SECURITIES

      Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.


LOANS AND LOAN PARTICIPATIONS

      The fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The fund's interests in these loans may not be secured, and the fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the fund's 15% limit on illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES

      The fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. The adviser believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

ZERO COUPON AND PAY-IN-KIND BONDS

      A zero coupon bond is a security that makes no fixed income payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash. An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. There is a risk that the fund may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a disadvantageous time for the fund.

FORWARD COMMITMENTS

      The fund may enter into commitments to purchase U.S. Government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. The fund's custodian will place cash or U.S. Government securities in a separate account equal to the commitments to purchase securities.

      The fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. The fund's custodian will place the securities in a separate account. Forward commitments to sell securities involves a risk of loss if the seller fails to take delivery after the value of the securities has declined.

      The fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.

INDEXED SECURITIES

      The fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

THE FOLLOWING INFORMATION ABOUT INVESTMENT POLICIES APPLIES TO GLOBAL INCOME, INTERNATIONAL EQUITY AND EMERGING MARKETS UNLESS OTHERWISE STATED:

RISKS OF FIXED-INCOME SECURITIES

      Global Income Trust invests substantially all of its assets in fixed-income securities. International Equity Trust and Emerging Markets Trust may also invest in fixed-income securities to a lesser extent. Such investments are subject to interest rate risk, credit risk, and call risk, among others.

      INTEREST RATE RISK: Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

      Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

      CREDIT RISK: Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. Debt securities rated below investment grade are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

      CALL RISK: Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

FOREIGN INVESTMENTS

      Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests.

      Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

      Certain countries in which a fund may invest may have groups that advocate radical religious or political philosophies or support ethnic independence. Disturbances involving such groups carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to that country or ethnic region and could cause the loss of a fund's investment in those areas. Instability may also result from, among other things:
(I) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with other countries. Such political, social and economic instability could disrupt the principal financial markets in which a fund invests and adversely affect the value of a fund's assets. Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries have previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a fund could lose its entire investment in such countries.

      Although a fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are at fixed rates, and generally these are higher than negotiated commissions on U.S. exchanges.

      Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


      The funds may use foreign subcustodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (I) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

      Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies whose securities are held by a fund.

CURRENCY FLUCTUATIONS

      Each fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of a fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the U.S., and other economic and financial conditions affecting the world economy.

      A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of a fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of fund distributions, a fund may be required to liquidate securities in order to make distributions if the fund has insufficient cash in U.S. dollars to meet distribution requirements.

      Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which a fund invests without regard to the effect such fluctuations have on income received or gains realized by a fund. Given the level of foreign-denominated debt owed by many countries with emerging markets, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

      To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that International Equity (to the extent it invests in emerging market securities) or Emerging Markets will be able to engage in any hedging operations, at least in the foreseeable future. In the event hedging opportunities become available and a fund's adviser elects to employ them, a fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, each fund will incur costs in connection with conversions between various currencies.

RESTRICTED AND ILLIQUID SECURITIES

      Each  fund  is  authorized  to  invest  up to  15% of its  net  assets  in securities which cannot be expected to be sold within seven days at approximately the price at which they are valued, which for this purpose includes, among other things, repurchase agreements maturing in more than seven days, over-the-counter ("OTC") options and securities used as cover for such options. Such securities may include those that are subject to restrictions contained in the securities laws of other countries. Restricted securities may be sold in the U.S. only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.

Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered to be restricted. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.


      Not all restricted securities are illiquid. SEC regulations permit certain restricted securities to be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is not "illiquid." Each fund intends to rely on this rule, to the extent appropriate, to deem restricted securities as not "illiquid." If the institutional markets for restricted securities do not perform as anticipated, it could adversely affect the liquidity of the fund.

REPURCHASE AGREEMENTS

      When a fund enters into a repurchase agreement with a foreign or domestic entity, it will obtain from that entity securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held for that fund by a custodian bank, an approved foreign sub-custodian, or an approved securities depository or book-entry system. Repurchase agreements are usually for one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. In the event that a foreign counterparty defaults on its repurchase agreement obligations, the laws of the foreign country where that party resides may not provide the same favorable treatment to repurchase agreements as are provided under U.S. bankruptcy laws, which could lead to further delay or losses.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

      A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, that fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A fund may also enter into dollar rolls, in which a fund sells a security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security on a specified future date. That fund would be compensated by the difference between the current sales price and the forward price for the future purchase. A fund may engage in reverse repurchase agreements and dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. There is a risk that the contraparty to either a reverse repurchase agreement or a dollar roll will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a fund. While engaging in reverse repurchase agreements or dollar rolls, each fund will maintain cash and/or appropriate liquid securities in a segregated account at its custodian bank with a value at least equal to that fund's obligation under the agreements, adjusted daily.

      Each fund may borrow for temporary purposes, which borrowing may be unsecured. The 1940 Act requires the fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the fund may be required to sell some of its holdings within three days (exclusive of Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. To avoid the potential leveraging effects of a fund's borrowings, each fund will not make investments while borrowings are in excess of 5% of its total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. For purposes of its borrowing limitation and policies, each fund considers reverse repurchase agreements and dollar rolls to constitute borrowing.
International Equity does not currently intend to use reverse repurchase agreements and dollar rolls.

PREFERRED STOCK

      Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the adviser's opinion, the preferred stock is more attractively priced in light of the risks involved. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

      A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

      Global Income has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. If a convertible security held by Global Income is called for redemption, the fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund's ability to achieve its objective.

LOANS OF PORTFOLIO SECURITIES

      Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. When a fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the fund can dispose of it.

      Each fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value.

SECURITIES OF OTHER INVESTMENT COMPANIES

      A fund may invest in the securities of other investment companies only if it: (i) will not own more than 3% of the total outstanding voting stock of any investment company, (ii) does not invest more than 5% of its total assets in any one investment company or (iii) does not invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees.

SHORT SALES

      No fund will sell securities short, other than through the use of futures and options as described in the Prospectuses, or short sales against the box. In a short sale against the box, a fund sells a security and borrows the security to make delivery, even though the fund simultaneously owns, or has the right to acquire, without the payment of any additional consideration, securities identical in kind and amount to those sold short.

OPTIONS AND FUTURES


      As described in the Prospectuses, Global Income may purchase and sell (write) both put options and call options on securities and bond indices, may enter into interest rate and bond index futures contracts, may purchase and sell options on such futures contracts "futures options") and may purchase and sell foreign currency options and futures for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") as part of its investment strategy.

      International Equity and Emerging Markets may enter into futures contracts, options and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when Batterymarch believes a futures contract or option is priced more attractively than the underlying equity security or index. In addition, a fund may purchase and sell put and call options on foreign currencies, may enter into futures contracts on foreign currencies and purchase and sell options on such futures contracts.

      Emerging  Markets  and  International  Equity are  permitted  to engage in forward currency exchange transactions to protect in part against the uncertainty in the level of future exchange rates. A fund's dealings in foreign currency exchange would in all cases be limited to hedges involving either specific transactions or portfolio positions. A fund is not permitted to engage in currency transactions for speculation but only as a hedge against changes in currency values. A fund is not permitted to hedge a position to an extent greater than the aggregate market value (at the time of the hedging transaction) of the fund's assets invested in cash or securities denominated in the relevant currency. Emerging Markets will not often employ hedging strategies because such instruments are generally not available in emerging markets; however, the fund reserves the right to hedge its portfolio investments in the future.

      If other types of options, futures contracts or options on futures are traded in the future, each fund may also use those investment strategies. Options and futures are generally considered to be "derivatives."

      Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

OPTIONS ON SECURITIES

      A fund may purchase call options on securities that its adviser intends to include in that fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized will be reduced by the premium.

      A fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.


      A fund may write covered call options on securities in its portfolio. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the fund might write covered call options on securities generally when its adviser believes that the premium received by the fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund would be obligated to sell the security at less than its market value. The fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of OTC options written by a fund, and therefore subject to its limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

      The sale of a put option on a security by a fund also may serve to partially offset the cost of a security that the fund anticipates purchasing. If the price of the security rises, the increased cost to the fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. A fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the fund for writing the option.

      Global Income may purchase put and call options and write covered put and call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the fund invests.

      Global Income may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

      A fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities that fund holds or which it intends to purchase. For example, if a fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to that fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, Global Income may purchase call options on foreign currency to enhance income when its adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

      If a fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and that fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund may use options on currency for proxy hedging, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency which the Adviser expects to show a high degree of correlation to the first currency. If a fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging, if the two currencies do not vary within the expected degree of correlation.

      A fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. A fund will not purchase or write such options unless, in the opinion of its adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GLOBAL INCOME:

      The fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities that the fund intends to purchase. The fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

      The fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The fund may sell a put option on a foreign currency to partially offset the cost of a security denominated in that currency that the fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the fund for writing the option.

      The fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.


      The fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the fund's investment portfolio. The fund may write a put option on a security that the fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the fund receives for writing the option.

      The fund may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the fund correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The fund may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

      As in the case of a purchase of a bond index futures contract, the fund may purchase a call option on a bond index futures contract to hedge against a market advance in securities that the fund plans to acquire at a future date. The fund may write put options on bond index futures as a partial anticipatory hedge and may write covered call options on bond index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. The fund also may purchase put options on bond index futures contracts. The purchase of put options on bond index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the fund.

      The fund may also write put options on interest rate, bond index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, bond index or foreign currency futures contract in order synthetically to create a long interest rate, bond index or foreign currency futures contract position. The options will have the same strike prices and expiration dates. The fund will engage in this strategy only when its adviser believes it is more advantageous to the fund to do so as compared to purchasing the futures contract.


      The fund may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. The fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the fund has written. The fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

INTERNATIONAL EQUITY AND EMERGING MARKETS:

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. Domestic futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Foreign futures exchanges and futures contracts may be regulated differently, or may be unregulated.

      Although some futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

      Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not closed out prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

      After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The fund expects to earn interest income on its margin deposits.


     Regulations of the CFTC applicable to each fund limit the assets that can be committed to futures transactions that do not constitute bona fide hedging transactions. A fund generally will sell futures contracts only to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the fund upon sale of open futures contracts.

      Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying equity securities.

FOR GLOBAL INCOME, INTERNATIONAL EQUITY AND EMERGING MARKETS:

      A fund may also purchase and sell futures contracts on a foreign currency. A fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a fund may sell a foreign currency futures contract when its adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of that fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the fund and resulting transaction costs. When a fund's adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position.

      A fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A fund may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. A fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

      When a purchase or sale of a futures contract is made by a fund, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. A fund expects to earn interest income on its initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the fund but is instead settlement between the fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, a fund will mark-to-market its open futures positions.

      A fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which must be considered in these calculations.


      The Corporation has filed on behalf of each fund a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that the fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations; provided that a fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the initial margin deposits plus premiums paid by that fund, less the amount by which any such options positions are "in-the-money" at the time of purchase, do not exceed 5% of the fair market value of the fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose. In addition, International Equity will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under those contracts would exceed 20% of its total assets.

RISKS ASSOCIATED WITH FUTURES AND OPTIONS

      In considering a fund's use of futures contracts and options, particular note should be taken of the following:

      (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      (2) The ability to establish and close out positions in either futures contracts or options thereon is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a fund to close a position and, in the event of adverse price movements, that fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      (3) Successful use by a fund of futures contracts and options thereon will depend upon its adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if a fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, that fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the futures contract moves more than the price of the underlying securities or currencies, the fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

      (4) The value of an option position will reflect, among other things, the current market price of the underlying security, index, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon a fund's adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

      (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and a fund will realize a loss in the amount paid plus any transaction costs.

      (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.


      (9) A fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      (10) A fund may purchase and write both exchange-traded options and options traded on the OTC market. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although a fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with that fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because a fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the fund may not sell the underlying security, futures contract or currency or invest any cash, or appropriate liquid securities used as cover during the period it is obligated under such option. This requirement may impair that fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous. Options traded on U.S. or other exchanges may be subject to position and daily fluctuation limits which may limit the ability of the fund to reduce risk using such options and may limit their liquidity.

With respect to Global Income,

      (11) Bond index options are settled exclusively in cash. If the fund purchases a put or call option on an index, the fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the fund exercises a bond index option before the closing index value for that day is available, the fund runs the risk that the level of the underlying index may subsequently change.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract may be required to occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

      Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES, FORWARD CURRENCY EXCHANGE CONTRACTS AND FOREIGN CURRENCY OPTIONS TRADED ON FOREIGN EXCHANGES


      Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) less available data than in the United States on which to make trading decisions, (3) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) less trading volume.

COVER FOR STRATEGIES INVOLVING OPTIONS, FUTURES AND FORWARD CONTRACTS

      No fund will use leverage in its options, futures and forward contract strategies. A fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either
(1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and appropriate liquid securities with a value sufficient to cover its potential obligations.

      Each fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options, futures or forward positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a fund's assets could impede portfolio management or that fund's ability to meet redemption requests or other current obligations.

FORWARD CURRENCY EXCHANGE CONTRACTS

      A fund may use forward currency exchange contracts to hedge against uncertainty in the level of future exchange rates or, with respect to Global Income, to enhance income. Forward contracts are generally considered to be derivatives.

      A fund may enter into forward currency exchange contracts with respect to specific transactions. For example, when a fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, that fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. That fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      A fund also may use forward currency exchange contracts to lock in the U.S. dollar value of its portfolio positions, to increase its exposure to foreign currencies that its adviser believes may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another. For example, when a fund's adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of that fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved. In cross-currency hedging, a fund may suffer losses on both currencies if their values do not move as its adviser anticipates.

      At or before the maturity date of a forward contract requiring a fund to sell a currency, that fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the fund is obligated to deliver.


      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transaction costs. A fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency or (2) the fund maintains cash or appropriate liquid securities in a segregated account with the fund's custodian, marked-to-market daily, in an amount not less than the value of the fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, each fund's adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of that fund will be served. Some foreign currency forward contracts into which a fund enters may be illiquid.

      The cost to a fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should that fund desire to resell that currency to the dealer.

SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS AND INTERNATIONAL EQUITY:

      Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

      Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be lengthy share registration periods during which the fund is unable to sell its securities, and there may be delivery delays or failures in purchases and sales.

      Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

THE FOLLOWING INFORMATION APPLIES TO EUROPE FUND:

ILLIQUID SECURITIES

      The portfolio of the fund may contain illiquid securities. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. Illiquid securities generally include securities which cannot be sold promptly without taking a reduced price.

      The following securities are considered generally to be illiquid (although if they are liquid they will be treated as such): repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped collateralized mortgage obligations ("CMOs"), CMOs for which there is no established market, direct investments in mortgages and restricted securities.

      Up to 15% of the fund's net assets that may be invested in illiquid securities.

RESTRICTED SECURITIES

      The fund may invest in restricted securities, which are subject to legal or contractual restrictions. Restricted securities may be sold only: in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A. If registration is required, the fund may be obligated to pay all or part of the registration expense. A considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. The fund may obtain a less favorable price if adverse market conditions were to develop during this period. Rule 144A securities will be treated as liquid to the extent they are determined to be so. To the extent the fund is invested in Rule 144A securities, the level of illiquidity of the fund could increase to the extent qualified buyers become disinterested.

OPTION TRANSACTIONS

      The fund may engage in option transactions involving equity securities, debt securities, futures contracts and stock indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, futures contracts and stock indexes. The purchaser of an option on an equity security, debt security or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on equity securities, debt securities or options on futures contracts which the fund sells (writes) will be covered or secured, which means that the fund will own the underlying security or futures contracts in the case of a call option and that the fund will segregate with the custodian, State Street Bank and Trust Company ("State Street" or "Custodian"), high grade liquid debt securities sufficient to purchase the underlying security or futures contracts in the case of a put option. The fund will also segregate and maintain with its Custodian liquid assets equal to the market value of each put option sold (written) by the fund on a stock index. In addition, when the fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit high grade liquid debt securities in escrow with its Custodian.

      The purchase and writing of options involves certain risks. The purchase of options limits the fund's potential loss to the amount of the premium paid and can afford the fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the fund losing a greater percentage of its investment than if the transaction were effected directly. When the fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the fund writes a secured put option, it will assume the risk that the price of the underlying security will fall below the exercise price, in which case the fund may be required to purchase the security at a higher price than the market price of the security. In addition, there can be no assurance that the fund can effect a closing transaction on a particular option it has written.

      The fund may engage in option transactions involving foreign currencies, foreign stock indexes or futures contracts. A foreign currency option or an option on a futures contract involves either the right or the obligation to buy or sell a specific currency or futures contract at a specific price until the expiration date of the option. A foreign stock index option involves either the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option until the expiration date of the option. The purchaser of an option on a foreign currency or futures contract pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying currency or futures contract. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.

      Options on foreign currencies and futures contracts which the fund sells (writes) will be covered or secured, which means that the fund will own the underlying currency or futures contract in the case of a call option and that the fund will segregate with its Custodian liquid assets sufficient to purchase the underlying currency or futures contract in the case of a put option. The fund will also segregate and maintain with its Custodian high grade liquid assets equal to the market value of each put option sold (written) by the fund on a stock index. In addition, when the fund writes options, it may be required to maintain a margin account, to pledge the underlying currency, futures contract or U.S. Government obligations, or to deposit high grade liquid assets in escrow with its Custodian.

      There is no restriction on the percentage of the fund's total assets which may be committed to transactions in options (except options on futures contracts). However, the SEC considers over-the-counter options to be illiquid. Therefore, the fund will not engage in an over-the-counter option transaction if such transaction would cause the value of such options purchased by the fund and the assets used to cover such options written by the fund, together with the value of other illiquid securities to exceed 15% of its net assets.

HEDGING TRANSACTIONS

      (1)  U. S. Securities

      The fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of a hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of the fund's portfolio securities to decline, the fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when the fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

      There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on Lombard Odier's ability to predict the future direction of stock prices or interest rates and incorrect predictions Lombard Odier may have an adverse effect on the fund. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

      The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as U.S. Treasury bills, notes and bonds), Government National Mortgage Association ("GNMA") certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, Lombard Odier will, consistent with the fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily the fund will enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

      Futures contracts are traded on exchanges licensed and regulated by the CFTC. Interest rate futures contracts are principally traded on the Chicago Board of Trade and International Monetary Market. Stock index futures contracts are principally traded on the New York Futures Exchange, Chicago Mercantile Exchange, Kansas City Board of Trade, New York Stock Exchange and Chicago Board of Trade. The fund will be subject to any limitations imposed by these boards of trades and exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the fund will be able to close out a particular futures contract.

      (2)  International Securities

      In general, the strategies and risks associated with hedging portfolio investments in international securities are similar to those involved in hedging U.S. securities, but have some differences.

      The fund may hedge the international securities in its portfolio by engaging in futures contracts transactions involving foreign currencies or stock indexes. A foreign currency futures contract is a binding contractual commitment which involves either the delivery and payment for a specified period in the future. A foreign stock index futures contract involves either the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. Ordinarily the fund would enter into foreign stock index futures contracts to hedge its investments in foreign common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

      There is no assurance that the objective of any hedging strategy used by the fund will be achieved, since the success of the strategy will depend on Lombard Odier's ability to predict the future direction of the relevant currency, stock index or futures contract and incorrect predictions by Lombard Odier may have an adverse effect on the fund. The forecasting of currency market movement is extremely difficult and whether a hedging strategy involving foreign currency transactions will be successful is highly uncertain. In addition, it should be noted that the skills and techniques necessary to predict movements in a stock index are different from those needed to predict price changes in individual stocks.

      Futures contracts are traded on exchanges licensed and regulated by the CFTC and analogous foreign regulatory agencies. The fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although foreign currency futures contracts call for actual delivery or acceptance of the currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the fund will be able to close out a particular futures contract or that a liquid secondary market will exist for any particular futures contract at any specific time.

      Futures contracts transactions entail some risks. For example, it is possible that the futures contracts selected by the fund will not follow the price movement of the underlying currency or stock index. If this occurs, the hedging strategy may not be successful. Further, if the fund sells a stock index futures contract and is required to pay an amount measured by any increase in the index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular futures contract at any specific time.

      (3)  Risks of Hedging Strategies

      A hedging strategy involving options and futures contracts entail some risks. For example, the total premium paid for an option on a futures contract may be lost if the fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by the fund will not follow the price movement of the underlying securities, currencies or stock index. If this occurs, the hedging strategy may not be successful. Further, if the fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

      The fund will incur transactional costs in connection with the hedging program. When the fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked-to-market and gains and losses are settled on a daily basis, the fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

      The fund has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the fund has represented that its transactions in futures contracts and options on future contracts will constitute bona fide hedging transactions within the meaning of such regulations and that the fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts no more than 5% of the fair market value of its total assets.

      The fund may not purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, the fund may not enter into transactions involving futures contracts and related option if such transactions would result in more than 5% of the fair market value of the fund's assets being deposited as initial margin for such transactions.

FORWARD CONTRACTS

      The fund may wish to lock in the U.S. dollar value of a transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. To do this, the fund may enter into a forward contract. Which involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, the fund may enter into a forward contract to sell, for a fixed amount of U.S.

dollars, the amount of foreign currency approximating the value of some or all of that fund's portfolio securities denominated in such foreign currency. This is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

      The fund may also employ forward contracts to hedge against an increase in the value of the currency in which the securities the fund intends to buy are denominated. The fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions. The fund will not engage in foreign currency transactions for speculative purposes.

REPURCHASE AGREEMENTS

      The fund may enter into repurchase agreements. In a repurchase agreement transaction, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price and date. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses.

      The fund may enter into repurchase agreements with respect to securities issued by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, no more than 25% of the fund's total assets will be invested in repurchase agreements at any time.

EMERGING MARKET SECURITIES

      Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

      To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other government entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

      Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

      The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

      Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

      The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's portfolio securities in such markets may not be readily available.

ADRs and EDRs

      American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar securities convertible into securities of foreign companies provide a means for investing directly in foreign equity securities. ADRs are receipts typically issued by a U.S. bank evidencing ownership of the underlying foreign securities. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. The fund may invest in ADRs and EDRs.

CORPORATE DEBT SECURITIES

      Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

      U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S.
Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. In the case of securities not backed by the "full faith and credit" of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie
Mac) for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

      Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

      The fund may invest in U.S. Government obligations and related participation interests. In addition, the fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. The fund will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL OBLIGATIONS

      Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. The fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

      The two principal classifications of municipal obligations are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuers full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

ZERO COUPON AND PAY-IN-KIND BONDS

      Corporate debt securities and municipal obligation include so-called "zero coupon" bonds and "pay-in-kind" bonds. The fund may invest no more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds, respectively. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, such fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

MORTGAGE-RELATED SECURITIES

      The fund may invest no more than 5% of its net assets in mortgage-related securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

      Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, Lombard Odier determines that the securities are appropriate investments for the fund.

      Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the fund, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

      The fund's sub-adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the sub-adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectuses will be amended with any necessary additional disclosure prior to the fund investing in such securities.

      The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

      Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the sub-adviser deems to be illiquid pursuant to criteria established by the Board of Directors if, as a result, more than 15% of the value of the fund's net assets would be invested in such illiquid securities and investments. Government-related organizations which issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

DIRECT INVESTMENT IN MORTGAGES

      Mortgage-related securities include investments made directly in mortgages secured by real estate. When the fund makes a direct investment in mortgages, the fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. The fund will invest in such mortgages only if the sub-adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the fund.

FLOATING AND VARIABLE RATE OBLIGATIONS

      Fixed income securities may be offered in the form of floating and variable rate obligations. The fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

      The fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

LOANS OF PORTFOLIO SECURITIES

      The fund may make short- and long-term loans of their portfolio securities. Under an authorized lending policy, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities.

      The fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Directors determines to be serious. There is a risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral.

      No loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of the fund's total assets.

INVESTMENT COMPANIES

      The fund is permitted to invest in other investment companies. The fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company.

      If the fund acquires securities of another investment company, you may be subject to duplicative management fees.

      The fund may invest in any closed-end investment company that holds foreign equity securities in its portfolio. Investments in shares of closed-end investment companies that invest primarily in equity securities of European issuers will be included in the 65% of total assets that Europe Fund normally would expect to invest in European issuers.

BOND RATINGS

      The fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated.

      Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P")
(commonly known as "junk bonds"), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. The fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

      Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher grade securities. In addition, lower-rated securities will also be affected by the market's perceptions of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities  and  may do so in the  future,  especially  in the  case  of  highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for securities with higher ratings. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

      Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody's) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent the fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on Lombard Odier's own credit analysis than in the case of a fund investing in higher-rated securities.

      The fund may invest in securities which are in lower rating categories or are unrated if the sub-adviser determines that the securities provide the opportunity of meeting the fund's objective without presenting excessive risk. The respective sub-adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the sub-adviser may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

PORTFOLIO TURNOVER

      Europe Fund anticipates that in the future its portfolio turnover rate will not exceed 115%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the fund. It may also increase the amount of short-term capital gains realized by the fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. The fund will take these possibilities into account as part of its investment strategies.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Each fund offers two classes of shares, known as Primary Shares and Navigator Shares. International Equity and Europe Fund each also offer a third class of shares: Class A shares. Primary Shares and Class A shares are available from Legg Mason and certain of its affiliates, as well as from certain institutions having agreements with Legg Mason. Navigator Shares are currently offered for sale only to Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co., who as of December 19, 1996, were shareholders of Bartlett Short-Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary, to Class Y shareholders of Bartlett Value International Fund, Bartlett Basic Value Fund, Bartlett Europe Fund or Bartlett Financial Services Fund on __________________, 1999, to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates and to certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares and Class A shares are available to all other investors.

FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

      If you invest in Primary Shares or Class A shares, the Prospectus for those shares explains that you may buy additional Primary Shares or Class A shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Shares or Class A shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the funds' transfer agent, to transfer funds to be used to buy those shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.


PURCHASES BY CHECK


      In making purchases of fund shares by check, you should be aware that checks drawn on a member bank of the Federal Reserve System will normally be converted to federal funds and used to purchase shares of the fund within two business days of receipt by Legg Mason. Legg Mason is closed on the days that the New York Stock Exchange ("Exchange") is closed, which are listed under "Valuation of Fund Shares" on page ____. Checks drawn on banks that are not members of the Federal Reserve System may take up to nine business days to be converted.

SYSTEMATIC WITHDRAWAL PLAN

      If you own Primary Shares or Class A shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares or Class A shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the shares' net asset value determined as of the close of regular trading of the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in your account must be automatically reinvested in the applicable class of shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

      Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

REDEMPTION SERVICES

      Each fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

      The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings),
(b) when trading in markets a fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      Each fund reserves the right under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each fund does not redeem in kind under normal circumstances, but would do so where its adviser determines that it would be in the best interests of the shareholders as a whole.

      Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.


      No charge is made for redemption of any class of shares of Global Income. No charge is made for redemption of Primary Shares or Navigator Shares of International Equity or Europe Fund. Class A shares of International Equity and Europe Fund that were purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more and are redeemed within one year of their purchase are subject to a CDSC of 1.00% of the shares' net asset value at the time of purchase or redemption, whichever is less. There is a 2% redemption transaction fee charged for redemptions within one year of purchase of Emerging Markets. The redemption transaction fee is paid to the fund to reimburse the fund for transaction costs it incurs entering into positions in emerging market securities and liquidating them in order to fund redemptions.

      Clients of certain institutions that maintain omnibus accounts with the funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase shares from Legg Mason without receiving or paying for such other services.

                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may apply to them.

GENERAL

      For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If any fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxes a corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(ii) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.


      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any fund may not exceed the aggregate dividends received by that fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain do not qualify for the dividends-received deduction.

FOREIGN SECURITIES

      Foreign Taxes. Interest and dividends received by a fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a fund makes this election, it will report to its shareholders shortly after each taxable year the shareholders' respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Passive Foreign Investment Companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

      Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to fluctuations in exchange rates that occur between the time a fund accrues dividends, interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures and foreign currency contracts in which a fund may invest will be "section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain recognized by a fund, without in either case increasing the cash available to the fund. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      When a covered call option written (sold) by a fund expires, the fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, the fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.


     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60 day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES

      Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                          TAX-DEFERRED RETIREMENT PLANS

      Investors may invest in Primary Shares or Class A shares of a fund through IRAs, SEPs, SIMPLEs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement accounts and plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisors with respect to individual tax questions. Please contact your Financial Advisor or other entity offering the funds for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAs

      Traditional IRA. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. However, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

      Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares or Class A shares of a fund through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Primary Shares or Class A shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

      Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

      Legg Mason also makes available to corporate and other employers a SEP for investment in Primary Shares or Class A shares of a fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

      An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary or a 2% non-elective contribution.

      Withholding at the rate of 20% is required for federal income tax purposes on distributions eligible for rollover (which excludes, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors in Primary Shares or Class A shares should consult their plan administrator or tax advisor for further information.

                             PERFORMANCE INFORMATION

      The following performance information for Global Income, Emerging Markets and International Equity relates to Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares of Global Income and Emerging Markets and Class A shares of International Equity have no performance history. Navigator Shares of International Equity commenced operations on May 5, 1998.

      Total Return  Calculations.  Average  annual total return quotes used in a
fund's    advertising   and   other    promotional    materials    ("Performance
Advertisements") are calculated according to the following formula:

          P(1+T)n(SUPERSCRIPT)   =     ERV
where:    P                      =     a hypothetical initial payment of $1,000
          T                      =     average annual total return
          n                      =     number of years
          ERV                    =     ending redeemable value of
                                       a hypothetical $1,000 payment made
                                       at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

FOR GLOBAL INCOME:

      YIELD Yields used in the fund's Performance Advertisements are calculated by dividing the fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

          YIELD       =     2 [(a-b + 1)6] - 1
                                ---
                                     cd
          where:            a     =     dividends and interest earned during the
                                        Period
                            b     =     expenses accrued for the Period (net of
                                        reimbursements)
                            c     =     the average daily number of shares
                                        outstanding during the period that
                                        were entitled to receive dividends
                            d     =     the maximum offering price per share on
                                        the last day of the Period.


      Except as noted below, in determining investment income earned during the Period (variable "a" in the above formula), the fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The fund's yield for the thirty-day period ended December 31, 1998 was 4.31%.

      With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) the fund accounts for gain or loss attributable to actual paydowns as an increase or decrease in interest income during the period and (2) the fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.

      The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Global Income at the fund's commencement of operations on April 15, 1993. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.


               Value of Original Shares Plus         Value of Shares
                  Shares Obtained Through           Acquired Through
                  Reinvestment of Capital            Reinvestment of       Total
Fiscal Year          Gain Distributions             Income Dividends       Value
--------------------------------------------------------------------------------
   1993*                $10,311                        $ 365             $10,676
--------------------------------------------------------------------------------
   1994                   9,578                          948              10,526
--------------------------------------------------------------------------------
   1995                  10,361                        2,355              12,716
--------------------------------------------------------------------------------
   1996                  10,582                        3,179              13,761
--------------------------------------------------------------------------------
   1997                   9,908                        3,621              13,529
--------------------------------------------------------------------------------

               Value of Original Shares Plus         Value of Shares
                  Shares Obtained Through           Acquired Through
                  Reinvestment of Capital            Reinvestment of       Total
Fiscal Year          Gain Distributions             Income Dividends       Value
--------------------------------------------------------------------------------
   1998                  10,556                        4,529              15,085
--------------------------------------------------------------------------------

*     April 15, 1993 (commencement of operations) to December 31, 1993.


      If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $10,140, and the investor would have received a total of $3,053 in distributions. Returns would have been lower if Global Income's adviser had not waived certain fees during the fiscal years 1993 through 1994.

      The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of International Equity at the fund's commencement of operations on February 17, 1995. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.

               Value of Original Shares Plus         Value of Shares
                  Shares Obtained Through           Acquired Through
                  Reinvestment of Capital            Reinvestment of       Total
Fiscal Year          Gain Distributions             Income Dividends       Value
--------------------------------------------------------------------------------
   1995*                $10,771                        $ 40              $10,811
--------------------------------------------------------------------------------
   1996                  12,501                          93               12,594
--------------------------------------------------------------------------------
   1997                  12,641                         174               12,815
--------------------------------------------------------------------------------
   1998                  13,564                         339               13,903
--------------------------------------------------------------------------------

*     February 17, 1995 (commencement of operations) to December 31, 1995.


      If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $12,640, and the investor would have received a total of $1,131 in distributions. Returns would have been lower if International Equity's adviser had not waived certain fees during the fiscal years ended 1995 and 1996.

      The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Navigator Shares of International Equity at the class' commencement of operations on May 5, 1998. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.


               Value of Original Shares Plus         Value of Shares
                  Shares Obtained Through           Acquired Through
                  Reinvestment of Capital            Reinvestment of       Total
Fiscal Year          Gain Distributions             Income Dividends       Value
--------------------------------------------------------------------------------
    1998*                $8,895                        $163               $9,058
--------------------------------------------------------------------------------

* May 5, 1998 (commencement of sale of Navigator Shares) to December 31, 1998.


      If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $8,895 and the investor would have received a total of $158 in distributions.

      The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Emerging Markets at the fund's commencement of operations on May 28, 1996. The table assumes that all dividends and other distributions are reinvested in the fund. It includes the effect of all charges and fees applicable to shares the fund has paid. (There are no fees for investing or reinvesting in the fund, but there is a 2% redemption fee if shares are redeemed within one year of purchase. The following table assumes no redemption fees were paid.) It does not include the impact of any income taxes that an investor would pay on such distributions.

               Value of Original Shares Plus         Value of Shares
                  Shares Obtained Through           Acquired Through
                  Reinvestment of Capital            Reinvestment of       Total
Fiscal Year          Gain Distributions             Income Dividends       Value
--------------------------------------------------------------------------------
  1996*                 $10,510                        $30              $10,540
--------------------------------------------------------------------------------
  1997                    9,850                         39                9,889
--------------------------------------------------------------------------------
  1998                    6,960                         27                6,987
--------------------------------------------------------------------------------

*  May 28, 1996 (commencement of operations) to December 31, 1996.

      If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1998 would have been $6,960, and the investor would have received a total of $40 in distributions. Returns would have been lower if Emerging Markets' adviser had not waived certain fees during the fiscal years ended 1997 and 1998.

FOR EUROPE FUND:

      The average annual total returns of Class A shares of Europe Fund for the one, five and ten year periods ended December 31, 1998 were 35.09%, 19.42% and 10.72%, respectively.

      The following table shows the one year and cumulative rates of total return (based on net asset value) for the indicated period as well as the value of a $10,000 investment made on August 19, 1986 (the date of the initial public offering of shares of Worldwide Value Fund, Inc. (the fund's predecessor)), as of the end of the specified period. Sales charges have not been deducted from total returns for the periods ended December 31, 1986 through December 31, 1997. For the year ended December 31, 1998, total returns do reflect the sales charge.

                 Year End                 Value of       Total
     Year       Net Asset    Dividends     $10,000       Return    Total Return
    Ended         Value        Paid     Investments(a)  One Year   Cumulative(b)
--------------------------------------------------------------------------------
   12/31/86      $17.41        0.00       $10,990          n/a      (12.95)%
   12/31/87       16.46       $1.11         8,925        2.52%      (10.75)%
   12/31/88       19.53        1.00        11,208       25.59%        12.09%
   12/31/89       20.14        1.61        12,606       12.47%        26.06%
   12/31/90       14.65        1.38        10,002     (20.66)%          .02%
   12/31/91       15.44        0.21        10,709        7.07%        15.78%
   12/31/92       14.29        0.04         9,941      (7.17)%       (0.59)%
   12/31/93       18.46        0.10        12,915       29.91%        29.15%
   12/31/94       17.68        0.00        12,369      (3.68)%        24.39%
   12/31/95       21.13        0.06        14,831       19.94%        48.35%
   12/31/96       24.24        3.25        19,555       31.53%        95.07%
   12/31/97       20.97        7.33        21,834       17.52%       129.25%
   12/31/98       24.77        4.31        29,049       35.09%       210.10%

(a) Value at end of fiscal year of $10,000 investment made on August 19, 1986.
(b) Not annualized and from August 19, 1986.

FOR EACH FUND:

      In performance advertisements each fund may compare its total return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds and corporate bond (BBB) funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE Index"), Morgan Stanley Capital International Emerging Markets Free Index ("EMF"), Salomon Brothers World Government Bond Index, Value Line, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

      A fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels with funds having similar investment objectives, published by Lipper, CDA, Wiesenberger or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE and THE NEW YORK TIMES.

      Global Income invests primarily in fixed-income securities, Europe Fund invests primarily in European equity securities, and International Equity and Emerging Markets each invests primarily in global equity securities, as described in the Prospectuses. Each fund does not generally invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in either fund behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like each fund's total return, assume reinvestment of all dividends and other distributions. They do not take into account the costs or the tax consequences of investing.

      Each fund may include discussions or illustrations describing the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a fund are reinvested in additional fund shares, any future income or capital appreciation of that fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

      Each fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing a fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer-term securities. An investment in each fund involves greater risks than an investment in certificates of deposit.

      Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques each fund's adviser employs in selecting among the sectors of the fixed-income market and adjusting average portfolio maturity. In particular, the advertisements may focus on the techniques of `value investing'. With value investing, a fund's adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. Batterymarch believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

      In advertising, a fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. A fund may use other recognized sources as they become available.

      A fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

      A fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

      A fund may also include in advertising biographical information on key investment and managerial personnel.

      A fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low prices.

      A fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors address their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors to private accounts and mutual funds with approximately $89 billion in assets as of March 31, 1999.

      In advertising, a fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

      A fund may include in advertising and sales literature descriptive material relating to both domestic and international economic conditions including but not limited to discussions regarding the effects of inflation as well as discussions which compare the growth of various world equity markets. A fund may depict the historical performance of the securities in which that fund may invest over periods reflecting a variety of market or economic conditions whether alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A fund may also describe its portfolio holdings and depict its size, the number and make-up of its shareholder base and other descriptive factors concerning that fund.

      A fund may discuss its investment adviser's philosophy regarding international investing. Recognizing the differing evolutionary stages of the distinct emerging market segments, each fund's adviser, intent on participating in all of these marketplaces, does not apply a uniform investment process and approach to its different marketplaces. As a result, an adviser's investment processes for the U.S., non-U.S. developed countries and emerging markets are distinct. Well-defined disciplines appropriate to the respective markets are applied within the company's framework of strong, experienced management, sound fundamental research and analysis, and superior data and modeling resources.

      Batterymarch, adviser to International Equity and Emerging Markets, is recognized as a "pioneer" in international investing and is well-known in the investment community. Batterymarch has been applying a consistent investment discipline in the international markets for over 10 years.

                            VALUATION OF FUND SHARES

      As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by each fund's adviser as the primary market. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Each fund is open for business and its net asset value is calculated each day the Exchange is open for business. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      All investments valued in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith by or under the direction of the Board of Directors. Foreign currency exchange transactions of a fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

      Securities trading in emerging markets may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open. Consequently, the calculation of a fund's net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the fund.

                             MANAGEMENT OF THE FUND

      The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors, their dates of birth and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are "interested persons" of the Corporation as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland, unless otherwise indicated.


      JOHN F. CURLEY, JR.,* [07/24/39] Chairman of the Board and Director; Retired Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; President and Director of three Legg Mason funds; Chairman of the Board and Trustee of one Legg Mason fund; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Director of three Legg Mason funds. Formerly: Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); officer and/or Director of various other affiliates of Legg Mason, Inc.

      EDWARD A. TABER, III,* [08/25/43] President and Director; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; Trustee of two Legg Mason funds; President and Director of two Legg Mason funds.

      RICHARD G. GILMORE, [06/09/27] Director; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of all Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.

      ARNOLD L.. LEHMAN, [07/18/44] Director; 200 Eastern Parkway, Brooklyn, New York. Director of the Brooklyn Museum of Art; Director/Trustee of all Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.

      JILL E. McGOVERN, [08/29/44] Director; 400 Seventh St., NW, Washington, DC. Chief Executive Officer of the Marrow Foundation; Director/Trustee of all Legg Mason funds.

      T. A. RODGERS, [10/22/34] Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of all Legg Mason funds.

      The executive officers of the Corporation, other than those who also serve as directors, are:


      MARIE K. KARPINSKI*, [1/1/49] Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of all Legg Mason funds; Vice President of Legg Mason.


      BRIAN M. EAKES*, [12/9/69 ] Assistant Treasurer and Assistant Secretary; Assistant Treasurer and Assistant Secretary of two Legg Mason funds; employee of Legg Mason, Inc. since July 1995. Formerly: Senior Associate - Audit of PricewaterhouseCoopers LLP (Aug. 1992 - June 1995).


      SUE SILVA*, [3/29/67] Secretary and Assistant Treasurer; Secretary and/or Assistant Treasurer of five Legg Mason funds; employee of Legg Mason, Inc., since 1994.

      Officers and directors of the Corporation who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Corporation. Directors who are not interested persons of the Corporation receive an annual retainer and a per meeting fee based on the average net assets of each fund at December 31 of the previous year.

      The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Lehman and Rodgers and Dr. McGovern.

      [At July 31, 1999, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each fund's outstanding shares.]

      The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1998. None of the Legg Mason funds has any retirement plan for its directors.

                                                   TOTAL COMPENSATION FROM
NAME OF PERSON AND       AGGREGATE COMPENSATION    CORPORATION AND FUND COMPLEX
POSITION                 FROM CORPORATION*         PAID TO DIRECTORS**
--------------------------------------------------------------------------------
John F.  Curley, Jr.  -           None                        None
Chairman of the Board
and Director
--------------------------------------------------------------------------------
Edward A.  Taber, III -           None                        None
President and Director
--------------------------------------------------------------------------------
Richard G.  Gilmore -           $3,595                     $35,100
Director
--------------------------------------------------------------------------------
Charles F.  Haugh -             $2,756                     $25,800
Director (A)
--------------------------------------------------------------------------------
Arnold L.  Lehman -             $3,595                     $30,600
Director
--------------------------------------------------------------------------------
Jill E.  McGovern -             $3,595                     $35,100
Director
--------------------------------------------------------------------------------
T.  A.  Rodgers -               $3,595                     $35,100
Director
--------------------------------------------------------------------------------

(A)  Mr. Haugh retired as a director in September 1998.
* Represents fees paid to each director during the fiscal year ended December 31, 1998.
** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1998. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).

                      THE FUNDS' INVESTMENT ADVISER/MANAGER

LMFA

      Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason and each fund's adviser. LMFA served as Global Income's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated April 5, 1993. A revised Management Agreement dated May 1, 1995 ("Management Agreement") between Global Income and LMFA was approved by the vote of a majority of the fund's outstanding shares on April 21, 1995. Pursuant to the revised Management Agreement, and subject to overall direction by the Board of Directors, LMFA manages the investment and other affairs of Global Income. Continuation of the Agreement was most recently approved by the Board of Directors on November 13, 1998. LMFA is responsible for managing the fund consistent with the fund's investment objectives and policies described in the Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of the fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. LMFA and its affiliates pay all the compensation of directors and officers of the Corporation who are employees of LMFA. LMFA has delegated the portfolio management functions for Global Income to its adviser, Western Asset Management Company.

      As explained in the Prospectuses, LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of Global Income's average daily net assets. LMFA has voluntarily agreed to waive indefinitely its fees to the extent the fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of the fund's average daily net assets attributable to Primary Shares of 1.90%. For the years ended December 31, 1998, 1997 and 1996, LMFA did not waive any management fees. For the years ended December 31, 1998, 1997 and 1996, the fund paid management fees of $934,846, $1,155,558, and $1,150,265, respectively.

      LMFA also serves as the manager for International Equity and Emerging Markets under separate Management Agreements, and for Europe Fund under an Investment Advisory and Administration Agreement (each a "Management Agreement"). Continuation of International Equity's, and Emerging Markets' Management Agreements was most recently approved by the Board of Directors on November 13, 1998. Europe Fund's Management Agreement was approved by the Board of Directors on _______, 1999, and by the sole shareholder of the fund on _______, 1999. Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA will manage the investment and other affairs of International Equity, Emerging Markets and Europe Fund. LMFA is responsible for managing International Equity's, Emerging Markets' and Europe Fund's investments and for making purchases and sales of securities consistent with the investment objectives and policies described in the Prospectuses and this Statement of Additional Information. LMFA is obligated to furnish the funds with office space and certain administrative services as well as executive and other personnel necessary for the operation of the funds. LMFA and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of LMFA and/or its affiliates. LMFA has delegated the portfolio management functions for International Equity and Emerging Markets to its adviser, Batterymarch Financial Management, Inc. LMFA has delegated the portfolio management functions for Europe Fund to the fund's sub-adviser, Lombard Odier International Portfolio Management Limited.

      LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of International Equity's average daily net assets, 1.00% of Emerging Markets' average daily net assets and 1.00% of Europe Fund's average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees if and to the extent necessary to limit International Equity's and Emerging Markets' total annual operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% and 2.50%, respectively, of each fund's average daily net assets attributable to Primary Shares. [LMFA and Batterymarch have also voluntarily agreed to waive their fees if and to the extent necessary to limit International Equity's total annual operating expenses attributable to Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to _.__%, of the fund's average daily net assets attributable to Class A Shares.] LMFA has voluntarily agreed to waive its fees to the extent that Europe Fund's total annual operating expenses attributable to Class A shares, Primary Shares and Navigator Class shares exceed 1.85%, 2.60% and 1.60%, respectively until May 1, 2000. The agreement for International Equity [is indefinite] and the agreement for Emerging Markets will expire on May 1, 2000, unless extended by LMFA and Batterymarch.

      For the years ended December 31, 1998, 1997 and 1996, LMFA waived $0, $0 and $91,764, respectively, in management fees for International Equity under the agreement[s.] For the same periods, the fund paid management fees of $1,950,682, $1,616,187, and $933,951, respectively.

      For the years ended December 31, 1998 and 1997, Emerging Markets paid management fees of $553,914 (prior to waiver of $156,468) and $554,454 (prior to waiver of $198,734) respectively. For the period May 28, 1996 (commencement of operations of Emerging Markets) to December 31, 1996, LMFA waived all management fees.

      From July 18, 1997 through ___________, 1999, Bartlett & Co. served as the manager of Europe Fund. For the fiscal year ended December 31, 1998, and the period July 18, 1997 through December 31, 1997, Europe Fund paid management fees of $674,633 and $846,703, respectively, to Bartlett & Co.

      Under each Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of each Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

      Each Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of that fund or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the respective fund.

      Each fund pays all its other expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

      Under its Management Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

WESTERN ASSET

      Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Legg Mason, serves as investment adviser to Global Income under an Advisory Agreement dated May 1, 1995, between Western Asset and LMFA ("Advisory Agreement"). The Advisory
Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset or LMFA, on February 14, 1995, and was approved by the shareholders of Global Income on April 21, 1995. Continuation of the Advisory Agreement was most recently approved by the Board of Directors on November 13, 1998. Under the Advisory Agreement, Western Asset is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of Global Income's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset's services, LMFA (not the fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA or 0.40% of the fund's average daily net assets. For the years ended December 31, 1998, 1997 and 1996, LMFA paid Western $498,550, $616,282, and $613,478, respectively.

      Under the Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

      The Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by Western Asset, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

BATTERYMARCH

      Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason. Batterymarch serves as International Equity's and Emerging Markets' investment adviser under separate Investment Advisory Agreements (each an "Advisory Agreement"). Under each Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of International Equity's and Emerging Markets' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch's services, LMFA (not the funds) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 0.50% and 0.75% of the average daily net assets of International Equity and Emerging Markets, respectively.

      For the years ended December 31, 1998, 1997 and 1996, Batterymarch received $1,300,455, $1,077,462, and $539,873, respectively for its services to International Equity Trust. For the years ended December 31, 1998 and 1997, Batterymarch received $298,085 and $266,194 respectively for its services to Emerging Markets. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Batterymarch waived its fees for its services to Emerging Markets.

      Under each Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by either fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

      Each Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

                             SUB-ADVISORY AGREEMENT
                             FOR GLOBAL INCOME TRUST

      Western Asset Global Management, Ltd. ("Western Asset Global"), 155 Bishopsgate, London EC2M 3TY, an affiliate of Legg Mason, serves as an investment sub-adviser to Global Income under a Sub-Advisory Agreement dated May 1, 1997, between Western Asset Global and Western Asset ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset Global, Western Asset or LMFA, on February 14, 1997, and was approved by the shareholders of Global Income on April 30, 1997. Continuation of the Sub-Advisory Agreement was most recently approved by the Board of Directors on November 13, 1998.

      Western Asset Global is responsible for providing research, analytical and trading support for the fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA and the overall direction of the Board of Directors. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the Sub-Advisory Agreement, Western Asset pays
Western Asset Global monthly at an annual rate equal to 0.20% of the fund's average daily net assets. In addition, LMFA pays Western Asset Global a fee at an annual rate equal to 0.10% of the fund's average daily net assets for certain administrative expenses. Fees paid by LMFA to Western Asset Global for the year ended December 31, 1998 and the period May 1, 1997 to December 31, 1997 totaled $124,637 and $102,219 respectively.

      Under the Sub-Advisory Agreement, Western Asset Global will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


      The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, by LMFA, by Western Asset or by Western Asset Global, on not less than 60 days' notice to the fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or upon the mutual written consent of LMFA, Western Asset, Western Asset Global and the fund.

                             SUB-ADVISORY AGREEMENT
                                 FOR EUROPE FUND

      Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Norfolk House, 13 Southampton Place, London WC1A 2AJ, England, serves as investment sub-adviser to Europe Fund under a Sub-Advisory Agreement dated ___________, 1999, between Lombard Odier and LMFA. The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, LMFA, or Lombard Odier, on _______________, 1999 and by the sole shareholder of Europe Fund on
____________, 1999.

      Lombard Odier is responsible for providing investment advice to Europe Fund in accordance with its investment objective and policies, and for placing orders to purchase and sell portfolio securities pursuant to directions from the fund's officers. For Lombard Odier's services to Europe Fund, LMFA (not the fund) pays Lombard Odier a fee, computed daily and payable monthly, at an annual rate equal to 60% of the monthly fee actually paid to LMFA under the Management Agreement. From July 18, 1997 to _________, 1999, Bartlett & Co. served as manager to Europe Fund under compensation arrangements substantially similar to those currently in place for the fund. For the years ended December 31, 1998 and the period July 18, 1997 to December 31, 1997, Bartlett & Co. paid $407,642 and $151,145 to Lombard Odier.

      Under the Sub-Advisory Agreement, Lombard Odier will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

      The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the fund's outstanding voting securities, by LMFA, or by Lombard Odier on not less than 60 days' notice to the fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Management Agreement or upon the mutual written consent of LMFA, Lombard Odier and the fund.

      To mitigate the possibility that a fund will be affected by personal trading of employees, the Corporation, LMFA, Batterymarch, Western Asset and Western Asset Global have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUNDS' DISTRIBUTOR

      Legg Mason Wood Walker, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland, acts as distributor of the funds' shares pursuant to separate Underwriting Agreements with the Corporation. Each Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.

      Each fund has adopted a Distribution and Shareholder Services Plan for Primary Shares ("Primary Shares Plans"), and International Equity and Europe Fund have also adopted a Distribution and Shareholder Services Plan for Class A shares ("Class A Plans"), each of which, among other things, permits a fund to pay Legg Mason fees for services related to sales and distribution of Primary Shares or Class A shares and the provision of ongoing services to the holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

      The Primary Shares Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors ("Board"), including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of any Plan or the Underwriting Agreement ("12b-1 Directors") on February 5, 1993 (for Global Income), October 21, 1994 (for International Equity), February 7, 1996 (for Emerging Markets) and ___________, 1999 (for Europe Fund) and the Class A Plans were each adopted by a vote of the 12b-1 Directors, on ______, 1999. Amendment of the Primary Shares Plans to conform to new rules of the National Association of Securities Dealers, Inc. ("NASD"), was approved by the Board on May 14, 1993. Continuation of the Primary Shares Plans for Global Income, International Equity and Emerging Markets was most recently approved by the Board on November 13, 1998, including a majority of the 12b-1 Directors. In approving the Class A Plan, and approving the continuance of the Primary Shares Plans, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plans would benefit the applicable fund and its shareholders. The directors noted that, to the extent a Plan results in additional sales of shares of a fund, the Plan may enable that fund to achieve economies of scale that could reduce expenses and to minimize the prospects that the fund will experience net redemptions and the accompanying disruption of portfolio management.

      As compensation for its services and expenses, Legg Mason receives from each fund an annual distribution fee equivalent to 0.50% (for Global Income), 0.75% (for International Equity, Emerging Markets and Europe Fund) of its average daily net assets attributable to Primary Shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Shares in accordance with the Primary Shares Plan. For Legg Mason's services in connection with Class A shares, Legg Mason receives from International Equity and Europe Fund an annual service fee equivalent to 0.__% and 0.25%, respectively, of its average daily net assets attributable to Class A shares in accordance with the Class A Plan. All distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse each fund if and to the extent its expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of each fund's average daily net assets attributable to Primary Shares in accordance with the following schedule:

      Global Income: 0.20% until September 30, 1993; 0.35% until December 31, 1993; 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until
March 31,  1994;  1.10% until April 30, 1994;  1.30% until May 31,  1994;  1.50%
until June 30, 1994, 1.70% until July 31, 1994; and 1.90% indefinitely.

      International Equity:  2.25% indefinitely.

      Emerging Markets:  2.50% until May 1, 2000.

      [Legg Mason also voluntarily agreed to waive its fees and reimburse International Equity if and to the extent the expenses attributable to Class A shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of _.__% of that fund's average daily net assets attributable to Class A shares until ____________.]

      For the years ended December 31, 1998, 1997 and 1996, Global Income paid full distribution and service fees of $934,846, $1,155,558, and $1,150,140, respectively.

      For the years ended December 31, 1998, 1997 and 1996, International Equity
paid  full  distribution  and  service  fees  of  $2,600,611,   $2,154,916,  and
$1,245,267, respectively.

      For the years ended December 31, 1998 and 1997 Emerging Markets paid distribution and service fees of $553,914 and $554,454, respectively. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets paid distribution and service fees of $84,388 (prior to fees waived of $17,498).

      Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to each fund by a vote of a majority of 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of the fund; otherwise, a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

      Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement shall provide to that fund's Board, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a fund may rely on that Rule only if, while a Plan is in effect, the nomination and selection of that fund's independent directors is committed to the discretion of such independent directors.

      For the year ended December 31, 1998, Legg Mason incurred the following expenses in connection with distribution and shareholder services for each of the following funds:


                                    Global       International      Emerging
                                  Government        Markets          Equity
--------------------------------------------------------------------------------
Compensation to sales             $582,000       $1,564,000         $346,000
personnel
-------------------------------------------------------------------------------
Advertising                         85,000          100,000          102,000
-------------------------------------------------------------------------------
Printing and mailing of            105,000          154,000          149,000
prospectuses to prospective
shareholders
-------------------------------------------------------------------------------
Other                              657,000        1,119,000          656,000
--------------------------------------------------------------------------------
Total                           $1,429,000       $2,937,000       $1,253,000
--------------------------------------------------------------------------------

The amounts in "Other" reflect the allocation of certain items of overhead, using assumptions believed by Legg Mason to be reasonable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended December 31, 1998 and 1997, Global Income's portfolio turnover rates were 288% and 241%, respectively. For the years ended December 31, 1998 and 1997, International Equity's portfolio turnover rates were 72% and 59%, respectively. For the years ended December 31, 1998, and 1997

Emerging Market's portfolio turnover rates were 77% and 63% respectively. For the years ended December 31, 1998 and 1997, Europe Fund's portfolio turnover rates were ___% and ___%, respectively.

      Under each Advisory Agreement, each fund's adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

      Consistent with the policy of most favorable price and execution, each adviser may give consideration to research and statistical services furnished by brokers or dealers to that adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to each adviser in connection with services to clients other than the funds. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the years ended December 31, 1998 and 1997, Global Income paid no brokerage commissions. For the years ended December 31, 1998 and 1997, International Equity paid $627,793, and $556,869 respectively in brokerage commissions. For the year ended December 31, 1998 and 1997 Emerging Markets paid $297,253, and $496,536 in brokerage commissions. For the years ended December 31, 1998 and 1997, Europe Fund paid $______ and $______ in brokerage commissions.

      Although Global Income does not expect to purchase securities on a commission basis, each fund may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

      No fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant.

      Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from retaining compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

      Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, Batterymarch, Western, Western Asset Global or Lombard Odier. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                            CAPITAL STOCK INFORMATION

      The articles of incorporation authorize the Corporation to issue one billion six hundred million shares of common stock par value $.001 per share and to create additional series, each of which may issue separate classes of shares. Each fund currently offers Primary Shares and Navigator Class shares. International Equity and Europe Fund also offer Class A shares. Classes of shares of each fund represent interests in the same pool of assets of that fund. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

      The Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes of fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate actions. Shareholders of the funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.

                         THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

      State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts, serves as custodian of each fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103 serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Legg Mason also assists BFDS with certain of its duties as transfer agent, for which BFDS pays Legg Mason a fee. Each fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                         THE CORPORATION'S LEGAL COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Corporation.

                    THE CORPORATION'S INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers   LLP,  serves  as  the  Corporation's   independent
accountants.

                              FINANCIAL STATEMENTS

      The Statement of Net Assets as of December 31, 1998; the Statements of Operations for the year ended December 31, 1998; the Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of the Independent Accountants, each with respect to Global Income, International Equity and Emerging Markets, are included in the Corporation's annual report for the year ended December 31, 1998, and are hereby incorporated by reference in this Statement of Additional Information.

      The Statement of Net Assets of December 31, 1998; the Statement of Operations for the period ended December 31, 1998; the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of

Independent Public Accountants, each with respect to Europe Fund, are included in the annual report for the year ended December 31, 1998, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS

      AAA: This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

      aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

      aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "a" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

      PRIME-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

      A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1."

                                                                      APPENDIX B

      The funds may use the following instruments:

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES (Global Income)

      A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTION ON A BOND INDEX (Global Income)

      An option on a bond index is similar to an option on a security or foreign currency, except that settlement of a bond index option is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the bond index.

INTEREST RATE, FOREIGN CURRENCY AND BOND INDEX FUTURES CONTRACTS (Global Income)

      Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A bond index futures contract is similar to any other futures contract except that settlement of a bond index futures contract is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index.

OPTIONS ON FUTURES CONTRACTS

      Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                          Legg Mason Global Trust, Inc.


Part C.  Other Information


Item 23.  Exhibits

            (a)   (i)   Articles of Incorporation (4)
                  (ii)  Articles  Supplementary (4)
                  (iii) Articles of Amendment (4)
                  (iv)  Articles  Supplementary  (2)
                  (v)   Articles of  Amendment (4)
                  (vi)  Articles of  Amendment  -- filed herewith

            (b)   By-Laws (4)

            (c)   Specimen security -- not applicable

            (d)   (i)   Investment Advisory Agreement -- International Equity
                        Trust(1)
                  (ii)  Management Agreement -- International Equity Trust(1)
                  (iii) Amended Investment Advisory Agreement -- Global Trust(4)
                  (iv)  (A)   Investment Sub-Advisory Agreement -- Global
                              Government Trust (5)
                        (B)   Sub-Administration Agreement -- Global
                              Government Trust (5)
                  (v)   Management Agreement -- Global Government Trust(1)
                  (vi)  Investment Advisory Agreement -- Emerging Markets
                        Trust(3)
                  (vii) Management Agreement -- Emerging Markets Trust(3)
                  (viii)Form of Investment Advisory and Administration
                        Agreement -- Europe Fund-filed herewith
                  (ix)  Form of Sub-Advisory Agreement -- Europe Fund --
                        filed herewith

            (e)   Underwriting Agreement
                  (i)   Global Government Trust(4)
                  (ii)  International Equity Trust(4)
                  (iii) Emerging Markets Trust(3)
                  (iv) Form of Distribution Agreement -- Europe Fund -- filed herewith

            (f)   Bonus, profit sharing or pension plans -- none

            (g)   (i)  Custodian Agreement(4)
                  (ii) Amendment  to  Custodian Agreement(4)

            (h)   (i)  Transfer Agency and Service Agreement(4)
                  (ii) Credit Agreement(5)
                  (iii)Credit Agreement Amendment(6)

            (i)   Opinion and consent of counsel
                  (i)   Opinion of Counsel
                        (A)   Global Government Trust(4)
                        (B)   International Equity Trust(4)
                        (C)   Emerging Markets Trust(2)
                  (ii) Opinion and consent of Counsel with respect to Europe Fund -- filed herewith

            (j)   Accountant's consent -- filed herewith

            (k)   Financial statements omitted from Item 22 -- none

            (l)   Agreement for  providing initial capital(4)

            (m)   Plan pursuant to Rule 12b-1
                 (i)   Global Government Trust(4)
                 (ii)  International Equity Trust(4)
                 (iii) Emerging Markets Trust(3)
                 (iv)  Europe Fund - Class A Plan - filed  herewith
                 (v)   Europe Fund - Primary Class Plan - filed herewith

            (n)   Financial Data Schedule - not applicable

            (o)   Form of Plan Pursuant to Rule 18f-3 - filed herewith

-----------------

(1) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the registration statement, SEC File No. 33-56672, filed August 31, 1995.

(2) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 8 to the registration statement, SEC File No. 33-56672, filed February 16, 1996.

(3) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-56672, filed November 18, 1996.

(4) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-56672, filed April 30, 1997.

(5) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the registration statement, SEC File No. 33-56672, filed April 30, 1998.

(6) Incorporated by reference to corresponding exhibit of Bartlett Capital Trust's Registration Statement, Post-Effective Amendment No. 27, SEC File No. 2-80648, filed March 2, 1999.

Item 24.  Persons Controlled by or under Common Control with Registrant

            None.


Item 25.  Indemnification

            This item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-56672, filed April 30, 1999.

Item 26.  Business and Other Connections of Investment Adviser

            I. Legg Mason Fund Adviser, Inc. ("Manager"), investment manager to the Registrant, is a registered investment adviser incorporated on January 20, 1982. The Manager is engaged primarily in the investment advisory business. The Manager also serves as manager and/or investment adviser to seventeen open-end investment company portfolios. Information as to the officers and directors of the Manager is included in its Form ADV filed June 24, 1998 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.

            II. Western Asset Management Company ("Western"), adviser to the Registrant's Legg Mason Global Government Trust series, is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western also serves as investment adviser for sixteen open-end investment company portfolios and one closed-end investment company. Information as to the officers and directors of Western is included in its Form ADV filed on June 30, 1998 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.

            III. Batterymarch Financial Management, Inc. ("Batterymarch"), investment adviser to the Registrant's Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust series, is a registered investment adviser incorporated on September 19, 1994. Batterymarch is engaged primarily in the investment advisory business. Information as to the officers and directors of Batterymarch is included in its Form ADV filed June 26, 1998 with the Securities and Exchange Commission (registration number 801-48035) and is incorporated herein by reference.

            IV. Western Asset Global Management Limited ("Western Asset Global"), investment sub-adviser to the Registrant's Legg Mason Global Income Trust series, is a corporation organized under the laws of the United Kingdom, is registered with the Securities and Exchange commission as an investment adviser and is regulated by the Investment Management Regulatory Organization under the UK Financial Services Act of 1986. Western Asset Global has provided management of global and international fixed income portfolios since its inception; however, it does not manage assets for any other investment company. Information as to the officers and directors of Western Asset Global is included in its Form ADV filed June 24, 1998 with the Securities and Exchange Commission (registration number 801-21068) and is incorporated herein by reference.

            V. Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to the Registrant's Legg Mason Europe Fund series. Lombard Odier, which was incorporated in England and Wales in 1978, is a registered investment adviser and a wholly-owned subsidiary of Lombard Odier Holdings U.K., Ltd. which in turn is wholly-owned by Lombard, Odier & Cie. Lombard Odier specializes in advising and managing investment portfolios for institutional clients. Information as to the officers and managing directors of Lombard Odier is included in its Form ADV, as filed with the SEC (registration number 801-14606), and is incorporated herein by reference.

Item 27.  Principal Underwriters

(a)   Legg Mason Cash Reserve Trust
      Legg Mason Special Investment Trust, Inc.
      Legg Mason Value Trust, Inc.
      Legg Mason Tax-Exempt Trust, Inc.
      Legg Mason Income Trust, Inc.
      Legg Mason Total Return Trust, Inc.
      Legg Mason Tax-Free Income Fund
      Legg Mason Investors Trust, Inc.
      Legg Mason Focus Trust, Inc.
      Legg Mason Light Street Trust, Inc.
      LM Institutional Fund Advisors I, Inc.
      LM Institutional Fund Advisors II, Inc.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                              Position and                Positions and
Name and Principal            Offices with                Offices with
BUSINESS ADDRESS*             UNDERWRITER - LMWW          REGISTRANT
----------------              ------------------          ----------

Raymond A. Mason              Chairman of the             None
                              Board

John F. Curley, Jr.           Retired Vice Chairman       Chairman of the Board
                              of the Board                and Director

James W. Brinkley             President and               None
                              Director

Edmund J. Cashman, Jr.        Senior Executive            None
                              Vice President and
                              Director

Richard J. Himelfarb          Senior Executive Vice       None
                              President and
                              Director

Edward A. Taber III           Senior Executive Vice       President and Director
                              President and
                              Director

Robert A. Frank               Executive Vice              None
                              President and
                              Director

Robert G. Sabelhaus           Executive Vice              None
                              President and
                              Director

Charles A. Bacigalupo         Senior Vice                 None
                              President,
                              Secretary and Director

F. Barry Bilson               Senior Vice                 None
                              President and Director

Thomas M. Daly, Jr.           Senior Vice                 None
                              President and
                              Director

Jerome M. Dattel              Senior Vice                 None
                              President and Director

Robert G. Donovan             Senior Vice                 None
                              President and
                              Director

Thomas E. Hill                Senior Vice                 None
One Mill Place                President and
Easton, MD 21601              Director

Arnold S. Hoffman             Senior Vice                 None
1735 Market Street            President and
Philadelphia, PA 19103        Director

Carl Hohnbaum                 Senior Vice                 None
24th Floor                    President and
Two Oliver Plaza              Director
Pittsburgh, PA 15222

William B. Jones, Jr.         Senior Vice                 None
1747 Pennsylvania             President and
Avenue, N.W.                  Director
Washington, D.C. 20006

Laura L. Lange                Senior Vice                 None
                              President and
                              Director

Marvin H. McIntyre            Senior Vice                 None
1747 Pennsylvania             President and
Avenue, N.W.                  Director
Washington, D.C. 20006

Mark I. Preston               Senior Vice                 None
                              President and
                              Director

Joseph Sullivan               Senior Vice                 None
                              President and
                              Director

M. Walter D'Alessio, Jr.      Director                    None
1735 Market Street
Philadelphia, PA 19103

W. William Brab               Senior Vice                 None
                              President

Deepak Chowdhury              Senior Vice                 None
255 Alhambra Circle           President
Coral Gables, FL 33134

Harry M. Ford, Jr.            Senior Vice                 None
                              President

Dennis A. Green               Senior Vice                 None
                              President
William F. Haneman, Jr.       Senior Vice                 None
One Battery Park Plaza        President
New York, NY 10005

Theodore S. Kaplan            Senior Vice                 None
                              President and
                              General Counsel

Seth J. Lehr                  Senior Vice                 None
1735 Market Street            President
Philadelphia, PA 19103

Horace M. Lowman, Jr.         Senior Vice                 None
                              President and
                              Asst. Secretary

Robert L. Meltzer             Senior Vice                 None
One Battery Park Plaza        President
New York, NY 10004

Jonathan M. Pearl             Senior Vice                 None
1777 Reisterstown Rd.         President
Pikesville, MD 21208

John A. Pliakas               Senior Vice                 None
125 High Street               President
Boston, MA 02110

Gail Reichard                 Senior Vice                 None
                              President

Timothy C. Scheve             Senior Vice                 None
                              President and
                              Treasurer

Elisabeth N. Spector          Senior Vice                 None
                              President

Robert J. Walker, Jr.         Senior Vice                 None
200 Gibraltar Road            President
Horsham, PA 19044

William H. Bass, Jr.          Vice President              None

Nathan S. Betnun              Vice President              None

John C. Boblitz               Vice President              None

Andrew J. Bowden              Vice President              None

D. Stuart Bowers              Vice President              None

Edwin J. Bradley, Jr.         Vice President              None

Scott R. Cousino              Vice President              None

Joseph H. Davis, Jr.          Vice President              None
1735 Market Street
Philadelphia, PA 19380

Terrence R. Duvernay          Vice President              None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner                Vice President              None

Richard A. Jacobs             Vice President              None

Gregory Kallmyer              Vice President              None

Edward W. Lister, Jr.         Vice President              None

Marie K. Karpinski            Vice President              Vice President
                                                          and Treasurer

Mark C. Micklem               Vice President              None
1747 Pennsylvania
Avenue, N.W.
Washington, D.C. 20006

Hance V. Myers, III           Vice President              None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.         Vice President              None

Douglas F. Pollard            Vice President              None

K. Mitchell Posner            Vice President              None

1735 Market Street
Philadelphia, PA 19103

Carl W. Riedy, Jr.             Vice President             None

Jeffrey M. Rogatz              Vice President             None

Thomas E. Robinson             Vice President             None

Douglas M. Schmidt             Vice President             None

Robert W. Schnakenberg         Vice President             None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino             Vice President             None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                   Vice President             None

Eugene B. Shephard             Vice President             None
1111 Bagby St.
Houston, TX 77002-2510

Lawrence D. Shubnell           Vice President             None

Alexsander M. Stewart          Vice President             None
One World Trade Center
New York, NY 10048

Robert S. Trio                 Vice President             None
1747 Pennsylvania
Avenue, N.W.
Washington, D.C. 20006

William A. Verch               Vice President             None

Lewis T. Yeager                Vice President             None

Joseph F. Zunic                Vice President             None

      * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

      (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.  Location of Accounts and Records

            State Street Bank and Trust Company
            P.O. Box 1713
            Boston, Massachusetts  02105

Item 29.  Management Services

            None

Item 30.  Undertakings

            None

                                 SIGNATURE PAGE

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Global Trust, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 2nd day of July, 1999.


                                          LEGG MASON GLOBAL TRUST, INC.



                                          By: /s/ Marie K. Karpinski
                                             ----------------------------
                                             Marie K. Karpinski
                                             Vice President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                     TITLE                   DATE

/s/ John F. Curley, Jr.             Chairman of the Board         July 2, 1999
--------------------------------    and Director
John F. Curley, Jr.

/s/ Edward A. Taber, III            President and Director        July 2, 1999
--------------------------------
Edward A. Taber, III

/s/ Richard G. Gilmore              Director                      July 2, 1999
--------------------------------
Richard G. Gilmore*

/s/ Arnold L. Lehman                Director                      July 2, 1999
--------------------------------
Arnold L. Lehman*

/s/ Jill E. McGovern                Director                      July 2, 1999
--------------------------------
Jill E. McGovern*

/s/ T. A. Rodgers                   Director                      July 2, 1999
--------------------------------
T. A. Rodgers*

/s/ Marie K. Karpinski              Vice President                July 2, 1999
--------------------------------    and Treasurer
Marie K. Karpinski

*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney dated May 8, 1998, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of the following investment companies:

LEGG MASON CASH RESERVE TRUST       LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.       LEGG MASON TOTAL RETURN TRUST,
                                    INC.
LEGG MASON GLOBAL TRUST, INC.       LEGG MASON SPECIAL INVESTMENT
                                    TRUST, INC.
LEGG MASON TAX EXEMPT TRUST, INC.   LEGG MASON INVESTORS TRUST,
                                    INC.
LEGG MASON TAX-FREE INCOME FUND

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARIE K. KARPINSKI, KATHI D. BAIR, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-lA, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                 DATE
---------                                 ----

/s/ Richard G. Gilmore                          May 8, 1998
----------------------------------------
Richard G. Gilmore

/s/ T. A. Rodgers                               May 8, 1998
----------------------------------------
T. A. Rodgers

/s/ Charles F. Haugh                            May 8, 1998
----------------------------------------
Charles F. Haugh

/s/ Arnold L. Lehman                            May 8, 1998
----------------------------------------
Arnold L. Lehman

/s/ Jill E. McGovern                            May 8, 1998
----------------------------------------
Jill E. McGovern

/s/ Edward A. Taber, III                        May 8, 1998
----------------------------------------
Edward A. Taber, III

/s/ Edmund J. Cashman, Jr.                      May 8, 1998
----------------------------------------
Edmund J. Cashman, Jr.

/s/ John F. Curley, Jr.                         May 8, 1998
----------------------------------------
John F. Curley, Jr.

/s/ Raymond A. Mason                            May 8, 1998
----------------------------------------
Raymond A. Mason